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Centennial Money Market Trust
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6803 South Tucson Way, Centennial, Colorado 80112
1.800.525.9310

Statement of Additional  Information  dated  October 24, 2008,  revised May 7,
2009

      This Statement of Additional Information is not a prospectus.  This document contains additional information about the Trust and supplements information in the Prospectus dated October 24, 2008.  It should be read together with the Prospectus, which may be obtained by writing to the Trust's
Transfer Agent, Shareholder Services, Inc., at P.O. Box 5143, Denver,
Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above.

Contents

Page
About the Trust
Additional Information about the Trust's Investment Policies and Risks........
     The Trust's Investment Policies..........................................
     Other Investment Strategies..............................................
     Investment Restrictions..................................................
     Disclosure of Portfolio Holdings.........................................
How the Trust is Managed......................................................
     Organization and History.................................................
      Board of Trustees and Oversight Committees..............................
     Trustees and Officers of the Trust.......................................
     The Manager..............................................................
Service Plan..................................................................
Payments to Trust Intermediaries..............................................
Performance of the Trust......................................................

About Your Account
How To Buy Shares.............................................................
How To Sell Shares............................................................
How To Exchange Shares........................................................
Dividends and Taxes...........................................................
Additional Information About the Trust........................................

Financial Information About the Trust
Report of Independent Registered Public Accounting Firm.......................
Financial Statements..........................................................

Appendix A: Description of Securities Ratings..............................A-1

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  ABOUT THE TRUST
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Additional Information About the Trust's Investment Policies and Risks

The investment objective and the principal investment policies of the Trust are described in the Prospectus.  This Statement of Additional Information
contains supplemental information about those policies and the types of securities that the Trust's investment manager, Centennial Asset Management
Corporation, (referred to as, the "Manager") will select for the Trust.
Additional explanations are also provided about the strategies the Trust may use to try to achieve its objective.

The Trust's Investment Policies. The composition of the Trust's portfolio and the techniques and strategies that the Trust's Manager uses in selecting portfolio securities will vary over time.  The Trust is not required to use all of the investment techniques and strategies described below at all times in seeking its goal.  It may use some of the special investment techniques and strategies at some times or not at all.

      The Trust's objective is to seek the maximum current income that is consistent with low capital risk and the maintenance of liquidity.  The Trust will not make investments with the objective of seeking capital growth.
However, the value of the securities held by the Trust may be affected by changes in general interest rates.  Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, that security would normally decline in value.  Conversely, if interest rates decrease after a security is purchased, its value would rise.  However, those fluctuations in value will not generally result in realized gains or losses to the Trust since the Trust does not usually intend to dispose of securities prior to their maturity.  A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest.

      The Trust may sell securities prior to their maturity, to attempt to take advantage of short-term market variations, or because of a revised credit evaluation of the issuer or other considerations. The Trust may also do so to generate cash to satisfy redemptions of Trust shares.  In such cases, the Trust may realize a capital gain or loss on the security.

Ratings of Securities - Portfolio Quality, Maturity and Diversification.
Under Rule 2a-7 of the Investment Company Act of 1940 ("Investment Company
Act"), the Trust uses the amortized cost method to value its portfolio securities to determine the Trust's net asset value per share.  Rule 2a-7 imposes requirements for the maturity, quality and diversification of the securities which the Trust buys.  The Trust may purchase only those securities that the Manager, under procedures approved by the Board of
Trustees, has determined have minimal credit risk and, as such, are "eligible securities."

|X|   Quality.  Eligible securities are securities that have received a rating in one of the two highest short-term rating categories by a rating organization.  Rating organizations are designated by the Securities and
Exchange Commission ("SEC").  Eligible securities may be "first tier" or
"second tier" securities.  First tier securities are those that have received a rating in the highest category for short term debt obligations by at least two rating organizations.  If only one rating organization has rated the security, it must be rated in the highest category for that rating organization.  U.S. government securities and securities issued by a registered money market mutual fund are also first tier securities. A second tier security is any eligible security that is not a first tier security.

         The Trust may also buy unrated securities that the Manager determines are comparable in quality to a first or second tier security by applying certain criteria established by the Board to determine its creditworthiness.  These criteria require a high quality short term or long-term rating (depending on the security) from a rating organization.
Unrated securities the Trust may buy include asset backed securities and securities subject to "demand features" or "guarantees."

         The Trust may purchase a security subject to a guarantee if the guarantee is an eligible security or a first tier security. The trust may also purchase a security subject to a "conditional" demand feature if the demand feature is an eligible security and the Manager has decided that the conditional demand feature meets the requirements imposed by Rule 2a-7.

      If a security's rating is downgraded, the Manager or the Board of
Trustees may have to reassess the security's credit risk.  If a security is downgraded, the Manager or the Board of Trustees will promptly reassess whether the security continues to present minimal credit risk, reassess the status of the security as an "eligible security," and take such actions as is appropriate. If the Trust disposes of the security within five days of the
Manager learning of the downgrade, the Manager will provide the Board of
Trustees with subsequent notice of such downgrade.  If a security is in default, or ceases to be an eligible security, or is determined no longer to present minimal credit risks, the Board of Trustees must determine whether it would be in the best interests of the Trust to dispose of the security.

|X|   Diversification.  The Trust cannot invest more than 5% of its total assets in securities issued by one issuer.  The Trust also cannot invest more than 1% of its total assets or $1 million, whichever is greater, in second tier securities of one issuer.  For diversification purposes, the Trust is considered to have purchased the security underlying a repurchase agreement if the repurchase agreement is fully collateralized.  If the Trust buys an asset backed security, the issuer of the security is deemed to be the
"special purpose" entity which issued the security.  A special purpose entity is an entity which is organized solely for the purpose of issuing asset backed securities.  If the asset backed securities issued by the special purpose entity include the obligations of another person or another special purpose entity and those obligations amount to 10% or more of the asset backed securities the Trust buys, that other person or entity is considered to be the issuer of a pro rata percentage of the asset backed security.

         The Trust may buy a security subject to a demand feature or guarantee.  In this case, with respect to 75% of its total assets, the Trust may not invest more than 10% of its total assets in securities issued by or subject to demand features or guarantees issued by the same issuer.  If the security or the demand feature or guarantee is a second tier security, the
Trust may not invest more than 5% of its total assets in securities issued by or subject to demand features or guarantees from the same issuer.  However, if the demand feature or guarantee is issued by a person who is a non-controlled person, the Trust does not have to limit
its investments to no more than 10% of its total assets in securities issued by or subject to demand features or guarantees from the same issuer.

|X|   Maturity.  The Trust must maintain a dollar-weighted average portfolio maturity of not more than 90 days, and the maturity of any single security must not be in excess of the maximum permitted maturity under Rule 2a-7 which is currently 397 days from the date of purchase.  The Trust also may buy adjustable and floating rate securities, enter into repurchase agreements and lend portfolio securities.  Rule 2a-7 defines how the maturities of these securities are determined.

|X|   Demand Features and Guarantees.  Demand features and guarantees and some of their uses are described in the Prospectus.  The Trust also uses demand features and guarantees to satisfy the maturity, quality and diversification requirements described above.  The Trust considers the person which issues the demand feature as the person to which the Trust will look for payment.  An unconditional demand feature is considered a guarantee and the Trust looks to the person making the guarantee for payment of the obligation of the underlying security.

         The Trust may obtain a demand feature from the seller to repurchase the securities that entitles the Trust to achieve same day settlement from the repurchaser and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise.  Another type of demand feature enables the Trust to sell the underlying security within a specified period of time at a fixed exercise price.  The Trust may pay for demand features either separately in cash or by paying a higher price for the securities acquired subject to the demand features.  The Trust will enter into these transactions only with banks and dealers which, in the Manager's opinion, present minimal credit risks.  The
Trust's purchases of demand features are subject to the provisions of Rule
2a-7 under the Investment Company Act.

      The Trust's ability to exercise a demand feature or guarantee will depend on the ability of the bank or dealer to pay for the securities if the demand feature or guarantee is exercised.  If the bank or dealer should default on its obligation, the Trust might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.
Demand features and guarantees are not transferable by the Trust, and therefore terminate if the Trust sells the underlying security to a third party.  The Trust intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements may enable the Trust to sell a security at a pre-arranged price which may be higher than the prevailing market price at the time the demand feature or guarantee is exercised. Any considerations paid by the Trust for the demand feature (which increases the cost of the security and reduces the yield otherwise available for the security) will be reflected on the Trust's books as unrealized depreciation while the demand feature or guarantee is held, and a realized gain or loss when demand feature is exercised or expires.

Bank Obligations. The Trust can invest in the bank obligations described in the Prospectus.  The Trust will buy bank obligations only from a domestic bank with total assets of at least $2 billion or from a foreign bank with total assets of at least $30 billion.  These asset requirements apply only at the time the obligations are acquired.  However, at times the Trust's investments in certificates of deposit might be substantial.

      In addition, the Trust may invest in certificates of deposit of
$100,000 or less of a domestic bank, regardless of asset size, if such certificate of deposit is fully insured as to principal by the Federal
Deposit Insurance Corporation.  At no time will the Trust hold more than one certificate of deposit from any such bank.

      Investments in securities issued by foreign banks or foreign branches of U.S. banks subject the Trust to certain additional investment risks, including future political and economic developments of the country in which the branch is located, possible imposition of withholding taxes on income payable on the securities, possible seizure of foreign deposits, establishment of exchange control restrictions, or other government regulation.  While domestic banks are subject to federal and/or state laws and regulations which, among other things, require specific levels of reserves to be maintained, not all of those laws apply to foreign branches of domestic banks or domestic branches or subsidiaries of foreign banks.  For purposes of this section, the term "bank" includes commercial banks, savings banks and savings and loan associations.

U.S. Government Securities.  U.S. government securities are obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.  They include Treasury Bills (which mature within one year of the date they are issued) and Treasury Notes and Bonds (which are issued with longer maturities).  All Treasury securities are backed by the full faith and credit of the United States.

      U.S. government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing
Administration, Farmers Home Administration, Export-Import Bank of the United
States, Small Business Administration, Government National Mortgage
Association, General Services Administration, Bank for Cooperatives, Federal
Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate
Credit Banks, Federal Land Banks, Maritime Administration, the Tennessee
Valley Authority and the District of Columbia Armory Board.

      Securities issued or guaranteed by U.S. government agencies and instrumentalities are not always backed by the full faith and credit of the
United States.  Some, such as securities issued by the Federal National
Mortgage Association ("Fannie Mae"), are backed by the right of the agency or instrumentality to borrow from the Treasury.  Others, such as securities issued by the Federal Home Loan Mortgage Corporation ("Freddie Mac"), are
supported only by the credit of the instrumentality and not by the Treasury.
If the securities are not backed by the full faith and credit of the United
States, the purchaser must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the
United States if the issuing agency or instrumentality does not meet its commitment.  The Trust will invest in U.S. government securities of such agencies and instrumentalities only when the Manager is satisfied that the credit risk with respect to such instrumentality is minimal and that the security is an Eligible Security.

|X|   Floating Rate/Variable Rate Obligations.  The Trust may invest in instruments with floating or variable interest rates.  The interest rate on a floating rate obligation is based on a stated prevailing market rate, such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank certificates of deposit, or some other standard.
The rate on the investment is adjusted automatically each time the market rate is adjusted.  The interest rate on a variable rate obligation is also based on a stated prevailing market rate but is adjusted automatically at a specified interval.  Some variable rate or floating rate obligations in which the Trust may invest have a demand feature entitling the holder to demand payment of an amount approximately equal to the amortized cost of the instrument or the principal amount of the instrument plus accrued interest at any time, or at specified intervals not exceeding the maximum time permitted under Rule 2a-7 (which is currently 397 days).  These notes may or may not be backed by bank letters of credit.

      Variable rate demand notes may include master demand notes, which are obligations that permit the Trust to invest fluctuating amounts in a note.
The amount may change daily without penalty, pursuant to direct arrangements between the Trust, as the note purchaser, and the issuer of the note.  The interest rates on these notes fluctuate from time to time.  The issuer of this type of obligation normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the obligation plus accrued interest.  The issuer must give a specified number of days' notice to the holders of those obligations.  Generally, the changes in the interest rate on those securities reduce the fluctuation in their market value.  As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations having the same maturity.

      Because these types of obligations are direct lending arrangements between the note purchaser and issuer of the note, these instruments generally will not be traded.  Generally, there is no established secondary market for these types of obligations, although they are redeemable from the issuer at face value.  Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Trust's right to redeem them is dependent on the ability of the note issuer to pay principal and interest on demand.  These types of obligations usually are not rated by credit rating agencies.  The Trust may invest in obligations that are not rated only if the Manager determines at the time of investment that they are eligible securities.  The Manager, on behalf of the Trust, will monitor the creditworthiness of the issuers of the floating and variable rate obligations in the Trust's portfolio on an ongoing basis.  There is no limit on the amount of the Trust's assets that may be invested in floating rate and variable rate obligations that meet the requirements of Rule 2a-7.

Other Investment Strategies

      |X|   Asset-Backed Securities.  These securities, issued by trusts and special purpose corporations, are backed by pools of assets.  They pass through the payments on the underlying obligations to the security holders
(less servicing fees paid to the originator or fees for any credit enhancement).  The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement.

      Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower's other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security's par value until exhausted.  If the credit enhancement of an asset-backed security held by the Trust has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Trust may experience losses or delays in receiving payment.

      The risks of investing in asset-backed securities are ultimately dependent upon payment of underlying assets.  As a purchaser of an asset-backed security, the Trust would generally have no recourse to the entity that originated the loans in the event of default by a borrower.  The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as for prepayments of a pool of mortgage loans underlying mortgage-backed securities.  However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

      |X|   Repurchase Agreements.  In a repurchase transaction, the Trust acquires a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date.  The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect.
An "approved vendor" may be a U.S. commercial bank or the U.S. branch of a foreign bank having total domestic assets of at least $1 billion, or a broker-dealer with a net capital of $50 million which has been designated a primary dealer in government securities. They must meet credit requirements set by the Manager from time to time.

      The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase.  The Trust will not enter into a repurchase agreement that will cause more than 10% of its net assets to be subject to repurchase agreements maturing in more than seven days.

      Repurchase agreements are considered "loans" under the Investment
Company Act, collateralized by the underlying security.  The Trust's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation.
Additionally, the Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.  However, if the vendor fails to pay the resale price on the delivery date, the Trust may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

      Pursuant to an Exemptive Order issued by the SEC, the Trust, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

      |X|   Illiquid and Restricted Securities.  Under the policies and procedures established by the Trust's Board of Trustees and the Manager, the
Manager determines the liquidity of certain of the Trust's investments.
Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price.  A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933.

      Illiquid securities the Trust can buy include issues that may be redeemed only by the issuer upon more than seven days notice or at maturity, repurchase agreements maturing in more than seven days, fixed time deposits subject to withdrawal penalties which mature in more than seven days, and other securities that cannot be sold freely due to legal or contractual restrictions on resale. Contractual restrictions on the resale of illiquid securities might prevent or delay their sale by the Trust at a time when such sale would be desirable.

      There are restricted securities that are not illiquid that the Trust can buy.  They include certain master demand notes redeemable on demand, and short-term corporate debt instruments that are related to current transactions of the issuer and therefore are exempt from registration as commercial paper.  Illiquid securities include repurchase agreements maturing in more than seven days, or certain participation interests other than those with puts exercisable within seven days.

|X|   Loans of Portfolio Securities.  To attempt to increase its income, the
Trust may lend its portfolio securities to brokers, dealers and other financial institutions.  These loans are limited to not more than 10% of the value of the Trust's total assets and are subject to other conditions described below.  The Trust will not enter into any securities lending agreements having a maturity of greater than the maximum time permitted under
Rule 2a-7.  The Trust presently does not intend to lend its portfolio securities, but if it does, the value of securities loaned is not expected to exceed 5% of the value of the Trust's total assets. There are some risks in lending securities.  The Trust could experience a delay in receiving additional collateral to secure a loan, or a delay in recovering the loaned securities.

      The Trust may receive collateral for a loan. Any securities received as collateral for a loan must mature in twelve months or less.  Under current applicable regulatory requirements (which
are subject to change), on each business day the loan collateral must be at least equal to the market value of the loaned securities.  The collateral must consist of cash, bank letters of credit, U.S. government securities or other cash equivalents in which the Trust is permitted to invest.  To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Trust if the demand meets the terms of the letter.
Such terms and the issuing bank must be satisfactory to the Trust.

      When it lends securities, the Trust receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan.  It may also receive negotiated loan fees and the interest on the collateral securities, less any finders', custodian, administrative or other fees the Trust pays in connection with the loan.  The Trust may share the interest it receives on the collateral securities with the borrower as long as it realizes at least a minimum amount of interest required by the lending guidelines established by its Board of
Trustees.

      The Trust will not lend its portfolio securities to any officer,
Trustee, employee or affiliate of the Trust or its Manager.  The terms of the
Trust's loans must meet certain tests under the Internal Revenue Code and permit the Trust to reacquire loaned securities on five business days notice or in time to vote on any important matter.

|X|   Bank Loan Participation Agreements.  The Trust may invest in bank loan participation agreements, subject to the investment limitation set forth in the Prospectus as to investments in illiquid securities.  Participation agreements provide an undivided interest in a loan made by the bank issuing the participation interest in the proportion that the buyer's investment bears to the total principal amount of the loan.  Under this type of arrangement, the issuing bank may have no obligation to the buyer other than to pay principal and interest on the loan if and when received by the bank.
Thus, the Trust must look to the creditworthiness of the borrower, which is obligated to make payments of principal and interest on the loan.  If the borrower fails to pay scheduled principal or interest payments, the Trust may experience a reduction in income.

Other Investment Restrictions

      |X|   What Are "Fundamental Policies?" Fundamental policies are those policies that the Trust has adopted to govern its investments that can be changed only by the vote of a "majority" of the Trust's outstanding voting securities.  Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:
o     67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
o     more than 50% of the outstanding shares.

      The Trust's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional
Information are "fundamental" only if they are identified as such.  The
Trust's Board of Trustees can change non-fundamental policies without shareholder approval.  However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this
Statement of Additional Information, as appropriate.  The Trust's most significant investment policies are described in the Prospectus.

|X|   Does the Trust Have Additional Fundamental Policies?  The following investment restrictions are fundamental policies of the Trust.

o     The Trust cannot invest more than 5% of the value of its total assets in the securities of any one issuer (other than the U.S. government or its agencies or instrumentalities).

o     The Trust cannot borrow money except as a temporary measure for extraordinary or emergency purposes, and then only up to 10% of the market value of the Trust's assets; the Trust will not make any investment when such borrowing exceeds 5% of the value of its assets; no assets of the Trust may be pledged, mortgaged or assigned to secure a debt.

o     The Trust cannot make loans, except the Trust may: (i) purchase debt securities, (ii) purchase debt securities subject to repurchase agreements, or (iii) lend its securities as described in this
         Statement of Additional Information.

o     The Trust cannot invest in commodities or commodity contracts or invest in interests in oil, gas or other mineral exploration or mineral development programs.

o     The Trust cannot invest in real estate; however the Trust may purchase debt securities issued by companies which invest in real estate or interests therein.

o     The Trust cannot purchase securities on margin or make short sales of securities.

o     The Trust cannot invest in or hold securities of any issuer if those officers and Trustees of the Trust or the Manager who beneficially own individually more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer.

o     The Trust cannot underwrite securities of other companies.

o     The Trust cannot invest in securities of other investment companies, except in connection with a consolidation or merger.

o     The Trust cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Trust are designated as segregated, or margin, collateral or escrow
         arrangements are established, to cover the related obligations.

      The Trust cannot invest in any debt instrument having a remaining maturity in excess of the maturity limitation in Rule 2a-7 of the Investment
Company Act, as it may be amended from time to time, or any other applicable rule, unless it is a debt instrument that is (1) subject to a repurchase agreement, (2) called for redemption, or (3) purchased subject to a demand feature such that the security is due and payable within the remaining maturity limitation in Rule 2a-7.

o     The Trust cannot concentrate investments in any particular industry.
      Therefore the Trust will not purchase the securities of issuers in any one industry if as a result of that purchase 25% or more of the value of the Trust's total assets would consist of securities of issuers in that industry. The Trust's investments in U.S. government securities and bank obligations located in the United States (other than obligations of foreign branches of domestic banks and obligations issued or guaranteed by foreign banks) are not subject to this limitation.

      Except for the fundamental investment restriction regarding the Trust's borrowing policy, unless the Prospectus or this Statement of Additional
Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Trust makes an investment. The Trust need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Trust.

      For the purpose of the Trust's policy not to concentrate its investments as described above, the Trust has adopted classifications of industries and groups or related industries. These classifications are not fundamental policies.

Disclosure of Portfolio Holdings.  The Trust has adopted policies and procedures concerning the dissemination of information about its portfolio holdings by employees, officers and/or trustees of the Manager, Distributor,
Sub-Distributor and Transfer Agent.  These policies are designed to assure that non-public information about portfolio securities is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Trust's investment program or enable third parties to use that information in a manner that is harmful to the Trust.

o     Public Disclosure. The Trust's portfolio holdings are made publicly available no later than 60 days after the close of each of the Trust's fiscal quarters in its semi-annual report to shareholders, its annual report to shareholders, or its Statements of Investments on Form N-Q.
      Those documents are publicly available at the SEC.

      Until publicly disclosed the Trust's portfolio holdings are proprietary, confidential business information.  While recognizing the importance of providing the Trust's shareholders with information about their
Trust's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative process, the need for transparency must be balanced against the risk that third parties who gain access to the Trust's portfolio holdings information could attempt to use that information to trade ahead of or against the Trust, which could negatively affect the prices the Trust is able to obtain in portfolio transactions or the availability of the securities that portfolio managers are trading on the Trust's behalf.

      The Manager and its subsidiaries and affiliates, employees, officers, and directors, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Trust or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure the
Trust's non-public portfolio holdings.  The receipt of investment advisory fees or other fees and compensation paid to the Manager and its subsidiaries pursuant to agreements approved by the Trust's Board shall not be deemed to be "compensation" or "consideration" for these purposes.  It is a violation of the Code of Ethics for any covered person to release holdings in contravention of portfolio holdings disclosure policies and procedures adopted by the Trust.

      A list of the top 20 portfolio securities holdings (based on invested assets), listed by security or by issuer, as of the end of each month may be disclosed to third parties (subject to the procedures below) no sooner than
15 days after month-end.

      Except under special limited circumstances discussed below, month-end lists of the Trust's complete portfolio holdings may be disclosed no sooner than 30-days after the relevant month-end, subject to the procedures below.
If the Trust's complete portfolio holdings have not been disclosed publicly, they may be disclosed pursuant to special requests for legitimate business reasons, provided that:

o     The third-party recipient must first submit a request for release of
            Trust portfolio holdings, explaining the business reason for the request;
o     Senior officers (a Senior Vice President or above) in the Manager's
            Portfolio and Legal departments must approve the completed request for release of Trust portfolio holdings; and
o     The third-party recipient must sign the Manager's portfolio holdings non-disclosure agreement before receiving the data, agreeing to keep information that is not publicly available regarding the
            Trust's holdings confidential and agreeing not to trade directly or indirectly based on the information.

The Trust's complete portfolio holdings positions may be released to the following categories of entities or individuals on an ongoing basis, provided that such entity or individual either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information or (2) is subject to fiduciary obligations, as a member of the Trust's Board, or as an employee, officer and/or director of the Manager, Distributor,
Sub-Distributor or Transfer Agent, or their respective legal counsel, not to disclose such information except in conformity with these policies and procedures and not to trade for his/her personal account on the basis of such information:

o     Employees of the Trust's Manager, Sub-Distributor, Distributor and
            Transfer Agent who need to have access to such information (as determined by senior officers of such entity),
o     The Trust's independent registered public accounting firm,
o     Members of the Trust's Board and the Board's legal counsel,
o     The Trust's custodian bank,
o     A proxy voting service designated by the Trust and its Board,
o     Rating/ranking organizations (such as Lipper and Morningstar),
o     Portfolio pricing services retained by the Manager to provide portfolio security prices, and
o     Dealers, to obtain bids (price quotations if securities are not priced by the Trust's regular pricing services).

    Portfolio holdings information of the Trust may be provided, under limited circumstances, to brokers and/or dealers with whom the Trust trades and/or entities that provide investment coverage and/or analytical information regarding the Trust's portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity. Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information and/or analytics to the Trust, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1-2 day lag to facilitate the provision of requested investment information to the Manager to facilitate a particular trade or the portfolio manager's investment process for the
    Trust. Any third party receiving such information must first sign the
    Manager's portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

    Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the
    Manager in connection with portfolio trading, and (2) by the members of the Manager's Security Valuation Group and Accounting Departments in
    connection with portfolio pricing or other portfolio evaluation purposes:

o     Brokers and dealers in connection with portfolio transactions
            (purchases and sales)
o     Brokers and dealers to obtain bids or bid and asked prices (if securities held by  the Trust are not priced by the Trust's regular pricing services)
o     Dealers to obtain price quotations where the Trust is not identified as the owner

    Portfolio holdings information (which may include information on the
    Trust's entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the Manager, Distributor, Sub-Distributor or Transfer Agent, in
    the following circumstances:

o     Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Trust may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant,
o     Response to regulatory requests for information (the SEC, Financial
            Industry Regulatory Authority ("FINRA"), state securities
            regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes),
o     To potential sub-advisers of portfolios (pursuant to confidentiality agreements),
o     To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements),
o     Investment bankers in connection with merger discussions (pursuant to confidentiality agreements)

         Portfolio  managers  and  analysts  may,  subject  to  the  Manager's policies on communications with the press and other media,  discuss portfolio information in interviews  with members of the media,  or in due diligence or similar  meetings with clients or  prospective  purchasers of Trust shares or their financial intermediary representatives.

      The Trust's shareholders may, under unusual circumstances (such as a lack of liquidity in the Trust's portfolio to meet redemptions), receive redemption proceeds of their Trust shares paid as pro rata shares of securities held in the Trust's portfolio. In such circumstances, disclosure of the Trust's portfolio holdings may be made to such shareholders.

      Any permitted release of non-public portfolio holdings information must be in accordance with the Trust's then-current policy on approved methods for communicating confidential information, including but not limited to the
 Trust's policy as to use of secure e-mail technology.

      The Chief Compliance Officer of the Trust and the Manager,
 Sub-Distributor, Distributor, and Transfer Agent (the "CCO") shall oversee the compliance by the Manager, Sub-Distributor, Distributor, Transfer Agent,
 and their personnel with these policies and procedures. At least annually, the CCO shall report to the Trust's Board on such compliance oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of the Funds has been made during the preceding year pursuant to these policies. The CCO shall report to the Trust's Board any material violation of these policies and procedures and shall make recommendations to the Boards as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedure.

      The Manager and/or the Trust have entered into ongoing arrangements to make available information about the Trust's portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

ABG Securities               Fixed Income Securities  Nomura Securities
ABN AMRO                     Fortis Securities        Oppenheimer & Co.
AG Edwards                   Fox-Pitt, Kelton         Oscar Gruss
Allen & Co                   Friedman, Billing,       OTA
                             Ramsey
American Technology Research Gabelli                  Pacific Crest Securities
Auerbach Grayson             Garp Research            Piper Jaffray Inc.
Avondale                     Gartner                  Portales Partners
Banc of America Securities   George K Baum & Co.      Punk Ziegel & Co
Barra                        Goldman Sachs            Raymond James
BB&T                         Howard Weil              RBC
Bear Stearns                 HSBC                     Reuters
Belle Haven                  ISI Group                RiskMetrics/ISS
Bloomberg                    ITG                      Robert W. Baird
BMO Capital Markets          Janco                    Roosevelt & Cross
BNP Paribas                  Janney Montgomery        Russell
Brean Murray                 Jefferies                Sandler O'Neil
Brown Brothers               JMP Securities           Sanford C. Bernstein
Buckingham Research Group    JNK Securities           Scotia Capital Markets
Canaccord Adams              Johnson Rice & Co        Sidoti
Caris & Co.                  JP Morgan Securities     Simmons
CIBC World Markets           Kaufman Brothers         Sander Morris Harris
Citigroup Global Markets     Keefe, Bruyette & Woods  Societe Generale
CJS Securities               Keijser Securities       Soleil Securities Group
Cleveland Research           Kempen & Co. USA Inc.    Standard & Poors
Cogent                       Kepler Equities/Julius   Stanford Group
                             Baer Sec
Collins Stewart              KeyBanc Capital Markets  State Street Bank
Cowen & Company              Lazard Freres & Co       Stephens, Inc.
Craig-Hallum Capital Group   Leerink Swan             Stifel Nicolaus
LLC
Credit Agricole Cheuvreux    Lehman Brothers          Stone & Youngberg
N.A. Inc.
Credit Suisse                Loop Capital Markets     Strategas Research
Data Communique              Louise Yamada Tech       Sungard
                             Research
Daiwa Securities             MainFirst Bank AG        Suntrust Robinson
                                                      Humphrey
Davy                         Makinson Cowell US Ltd   SWS Group
Deutsche Bank Securities     McAdmas Wright           Think Equity Partners
Dougherty Markets            Merrill Lynch            Thomas Weisel Partners
Dowling                      Miller Tabak             Thomson Financial
Empirical Research           Mizuho Securities        UBS
Enskilda Securities          Moodys Research          Virtusa Corporation
Exane BNP Paribas            Morgan Stanley           Wachovia Securities
Factset                      Natexis Bleichroeder     Wedbush
Fidelity Capital Markets     Ned Davis Research Group Weeden
First Albany                 Needham & Co             William Blair

How the Trust is Managed

Organization and History.  The Trust is an open-end, diversified management investment company organized as a Massachusetts business trust in 1979, with an unlimited number of authorized shares of beneficial interest.

|X|   Classes of Shares.  The Trustees  are  authorized,  without  shareholder approval,  to create new  series and  classes  of  shares.  The  Trustees  may reclassify  unissued shares of the Trust into additional  series or classes of shares.  The Trustees  also may divide or combine the shares of a class into a greater  or  lesser  number  of  shares  without  changing  the  proportionate beneficial  interest  of a  shareholder  in the  Trust.  Shares  do  not  have cumulative voting rights or preemptive or subscription  rights.  Shares may be voted in person or by proxy at shareholder meetings.

      The class of shares currently offered by the Prospectus and this
Statement of Additional Information has no special name designation but is deemed to be the equivalent of Class A shares for purposes of the shareholder account policies that apply to Class A shares of the Oppenheimer funds.  Each class of shares:

o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     may have a different net asset value,
o     may have separate voting rights on matters in which interests of one class are different from interests of another class, and
o     votes as a class on matters that affect that class alone.

      Shares of the Trust are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders.

|X|   Meetings of Shareholders.  As a Massachusetts  business trust, the Trust is not required to hold, and does not plan to hold,  regular  annual  meetings of  shareholders,  but may  hold  shareholder  meetings  from  time to time on important  matters or when required to do so by the Investment  Company Act or
other  applicable  law.   Shareholders   have  the  right,   upon  a  vote  or
declaration  in writing of two-thirds of the  outstanding  shares of the Trust to  remove  a  Trustee  or to  take  other  action  described  in the  Trust's
Declaration of Trust.

      The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares.  If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the
Trust's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Trust valued at $25,000 or more or constituting at least 1% of the Trust's outstanding shares, whichever is less. The Trustees may also take other action as permitted by the Investment
Company Act.

|X|   Shareholder  and Trustee  Liability.  The Trust's  Declaration  of Trust
contains an express  disclaimer of  shareholder  or Trustee  liability for the
Trust's  obligations.  It also provides for  indemnification and reimbursement of expenses out of the Trust's  property for any  shareholder  held personally liable for its  obligations.  The  Declaration  of Trust also states that upon request,  the Trust  shall  assume the  defense  of any claim  made  against a shareholder  for any act or  obligation  of the Trust and  shall  satisfy  any judgment  on  that  claim.  Massachusetts  law  permits  a  shareholder  of  a business  trust  (such  as  the  Trust)  to be  held  personally  liable  as a
"partner"  under  certain  circumstances.  However,  the  risk  that  a  Trust shareholder  will incur  financial  loss from being held liable as a "partner"
of the Trust is limited to the relatively  remote  circumstances  in which the
Trust would be unable to meet its obligations.

      The Trust's contractual arrangements state that any person doing business with the Trust (and each shareholder of the Trust) agrees under its
Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand that may arise out of any dealings with the Trust and that the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Trust is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Trust's activities, review its performance, and review the actions of the Manager.

      The Audit Committee held 4 meetings during the Trust's fiscal year ended June 30, 2008. The Review Committee held 4 meetings during the Trust's fiscal year ended June 30, 2008. The Governance Committee held 2 meetings during the Trust's fiscal year ended June 30, 2008.

      The Board of Trustees has an Audit Committee, a Review Committee and a
Governance Committee.  Each committee is comprised solely of Trustees who are not "interested persons" under the Investment Company Act (the "Independent
Trustees").  The members of the Audit Committee are George C. Bowen
(Chairman), Edward L. Cameron, Robert J. Malone and F. William Marshall, Jr.
The Audit committee furnishes the Board with recommendations regarding the selection of the Trust's independent registered public accounting firm (also referred to as the "independent Auditors"). Other main functions of the Audit
Committee, outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Trust's independent Auditors regarding the Trust's internal accounting procedures and controls;  (iii) reviewing reports from the Manager's Internal Audit
Department; (iv) reviewing certain reports from and meet periodically with the Trust's Chief Compliance Officer; (v) maintaining a separate line of communication between the Trust's independent Auditors and the Independent
Trustees; (vi) reviewing the independence of the Trust's independent
Auditors; and (vii) pre-approving the provision of any audit or non-audit services by the Trust's independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Trust, the Manager and
certain affiliates of the Manager.

      The Review Committee is comprised solely of Independent Trustees. The members of the Review Committee are Sam Freedman (Chairman), Jon S. Fossel,
Richard F. Grabish, and Beverly L. Hamilton.   Among other duties, as set
forth in the Review Committee's Charter, the Review Committee reports and makes recommendations to the Board concerning the fees paid to the Trust's transfer agent and the Manager and the services provided to the Trust by the transfer agent and the Manager.  The Review Committee also reviews the
Trust's investment performance as well as the policies and procedures adopted by the Trust to comply with Investment Company Act and other applicable law.

      The Governance Committee is comprised solely of Independent Trustees.
The members of the Governance Committee are Robert J. Malone (Chairman),
William Armstrong, Edward L. Cameron, Beverly L. Hamilton and F. William
Marshall, Jr.  The Governance Committee has adopted a charter setting forth its duties and responsibilities.  Among other duties, the Governance
Committee reviews and oversees the Trust's governance guidelines, the adequacy of the Trust's Codes of Ethics and the nomination of Trustees, including Independent Trustees.  The Governance Committee has adopted a process for shareholder submission of nominees for board positions.
Shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the Governance Committee's consideration by mailing such information to the Committee in care of the Trust.  The
Governance Committee may consider such persons at such time as it meets to consider possible nominees.  The Governance Committee, however, reserves sole discretion to determine which candidates for Trustees and Independent
Trustees it will recommend to the Board and/or shareholders and it may identify candidates other than those submitted by Shareholders.  The
Governance Committee may, but need not, consider the advice and recommendation of the Manager and/or its affiliates in selecting nominees.
The full Board elects new Trustees except for those instances when a shareholder vote is required.

   Shareholders who desire to communicate with the Board should address correspondence to the Board as an individual Board member and may submit their correspondence electronically at www.oppenheimerfunds.com under the caption "contact us" or by mail to the Trust at the address below.

Trustees and Officers of the Trust. Except for Mr.. Murphy , each of the
Trustees is an Independent Trustee.  All of the Trustees are also trustees or directors of the following Oppenheimer/Centennial funds (referred to as
"Board II Funds"), except for Mr. Grabish who serves as Trustee for only the following funds: Centennial California Tax Exempt Trust, Centennial
Government Trust, Centennial Money Market Trust, Centennial New York Tax
Exempt Trust, Centennial Tax Exempt Trust, Oppenheimer Core Bond Fund,
Oppenheimer Limited-Term Government Fund, Panorama Series Fund, Inc.,
Oppenheimer Principal Protected Trust, Oppenheimer Principal Protected Trust
II, Oppenheimer Principal Protected Trust III, Oppenheimer Senior Floating
Rate Fund, Oppenheimer Portfolio Series Fixed Income Active Allocation Fund,
Oppenheimer Master Event-Linked Bond Fund, LLC and Oppenheimer Master Loan
Fund, LLC:

                                           Oppenheimer Principal Protected
Oppenheimer Capital Income Fund            Trust
                                           Oppenheimer Principal Protected
Oppenheimer Cash Reserves                  Trust II
                                           Oppenheimer Principal Protected
Oppenheimer Champion Income Fund           Trust III
Oppenheimer   Commodity   Strategy   Total Oppenheimer Senior Floating Rate
Return Fund                                Fund
Oppenheimer Equity Fund, Inc.              Oppenheimer Strategic Income Fund
Oppenheimer Integrity Funds                Oppenheimer Variable Account Funds
Oppenheimer International Bond Fund        Panorama Series Fund, Inc.
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Funds, Inc.
Oppenheimer Main Street Opportunity Fund
                                           Centennial  California  Tax  Exempt
Oppenheimer Main Street Small Cap Fund     Trust
Oppenheimer   Master   Event-Linked   Bond
Fund, LLC                                  Centennial Government Trust
Oppenheimer Master Loan Fund, LLC          Centennial Money Market Trust
                                           Centennial   New  York  Tax  Exempt
Oppenheimer Municipal Fund                 Trust
Oppenheimer  Portfolio Series Fixed Income
Active Allocation Fund                     Centennial Tax Exempt Trust

      Present or former officers, directors, trustees and employees (and their immediate family members) of the Trust, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Trust and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of reduced sales efforts realized by the
Distributor. Present or former officers, directors, trustees and employees
(and their eligible family members) of the Trust, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Oppenheimer funds that offer
Class Y shares.

      Messrs. Murphy, Petersen, Szilagyi, Vandehey, Wixted, Zack, and Mss.
Wolf, Bloomberg, and Ives, who are officers of the Trust, hold the same offices with one or more of the other Board II Funds. As of October 6, 2008, the Trustees and officers of the Trust, as a group, owned of record or beneficially less than 1% of the shares of any class of the Trust.  The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Board II Funds. In addition, none of the Independent Trustees (nor any of their immediate family members) owns securities of either the Manager, the Distributor or the
Sub-Distributor or of any entity directly or indirectly controlling, controlled by or under common control with the Manager, the Distributor or the Sub-Distributor of the Board II Funds.

      Biographical Information. The Trustees and officers, their positions with the Trust, length of service in such position(s), and principal occupations and business affiliations during at least the past five years are listed in the charts below.  The charts also include information about each
Trustee's beneficial share ownership in the Trust and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds ("Supervised Funds").
The address of each Trustee in the chart below, is 6803 S. Tucson Way,
Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

-------------------------------------------------------------------------------------
                                Independent Trustees
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,              Principal  Occupation(s)  During  Past  5   Dollar     Aggregate
                                                                           Dollar
                                                                          Range of
                                                                           Shares
                                                              Range of   Beneficially
Position(s) Held                                               Shares     Owned in
with the Trust,    Years;  Other  Trusteeships/Directorships Beneficially    All
Length of Service, Held;   Number  of   Portfolios  in  Fund  Owned in   Supervised
Age                Complex Currently Overseen                 the Trust     Funds
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                             As of December 31, 2007
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
William L.         President, Colorado Christian University     None        Over
Armstrong,         (since 2006); Chairman, Cherry Creek
Chairman of the    Mortgage Company (since 1991), Chairman,
Board of Trustees  Centennial State Mortgage Company (since
since 2003         1994), Chairman, The El Paso Mortgage
and Trustee since  Company (since 1993); Chairman,
2000               Ambassador Media Corporation (since
Age: 71            1984); Chairman, Broadway Ventures
                   (since 1984); Director of Helmerich &
                   Payne, Inc. (oil and gas
                   drilling/production company) (since
                   1992), Campus Crusade for Christ
                   (non-profit) (since 1991); Former
                   Director, The Lynde and Harry Bradley
                   Foundation, Inc. (non-profit
                   organization) (2002-2006); former
                   Chairman of: Transland Financial
                   Services, Inc. (private mortgage banking
                   company) (1997-2003), Great Frontier
                   Insurance (1995-2000), Frontier Real
                   Estate, Inc. (residential real estate
                   brokerage) (1994-2000) and Frontier
                   Title (title insurance agency)
                   (1995-2000); former Director of the
                   following: UNUMProvident (insurance
                   company) (1991-2004), Storage Technology               $100,000
                   Corporation (computer equipment company)
                   (1991-2003) and International Family
                   Entertainment (television channel)
                   (1992-1997); U.S. Senator (January
                   1979-January 1991). Oversees 39
                   portfolios in the OppenheimerFunds
                   complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
George C. Bowen,   Assistant Secretary and Director of the      None        Over
Trustee since 1998 Manager (December 1991-April 1999);
Age: 71            President, Treasurer and Director of
                   Centennial Capital Corporation (June
                   1989-April 1999); Chief Executive
                   Officer and Director of MultiSource
                   Services, Inc. (March 1996-April 1999);
                   Mr. Bowen held several positions with
                   OppenheimerFunds, Inc. and with
                   subsidiary or affiliated companies of
                   OppenheimerFunds, Inc. (September                      $100,000
                   1987-April 1999). Oversees 39 portfolios
                   in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Edward L. Cameron  Member of The Life Guard of Mount Vernon
Trustee since 2000 (George Washington historical site)
Age: 70            (June 2000 - June 2006); Partner of
                   PricewaterhouseCoopers LLP (accounting
                   firm) (July 1974-June 1999); Chairman of                 Over
                   Price Waterhouse LLP Global Investment       None      $100,000
                   Management Industry Services Group
                   (financial services firm) (July
                   1994-June 1998). Oversees 39 portfolios
                   in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Jon S. Fossel,     Director of UNUMProvident (insurance         None        Over
Trustee since 1990
Age: 66            company) (since June 2002); Director of
                   Northwestern Energy Corp. (public
                   utility corporation) (since November
                   2004); Director of P.R. Pharmaceuticals
                   (October 1999-October 2003); Director of
                   Rocky Mountain Elk Foundation
                   (non-profit organization) (February
                   1998-February 2003 and February
                   2005-February 2007); Chairman and
                   Director (until October 1996) and
                   President and Chief Executive Officer
                   (until October 1995) of
                   OppenheimerFunds, Inc.; President, Chief
                   Executive Officer and Director of the
                   following: Oppenheimer Acquisition Corp.
                   ("OAC") (parent holding company of                     $100,000
                   OppenheimerFunds, Inc.), Shareholder
                   Services, Inc. and Shareholder Financial
                   Services, Inc. (until October 1995).
                   Oversees 39 portfolios in the
                   OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Sam Freedman,      Director of Colorado UpLIFT (charitable      None        Over
Trustee since 1996
Age: 67            organization) (since September 1984).
                   Mr. Freedman held several positions with
                   OppenheimerFunds, Inc. and with
                   subsidiary or affiliated companies of
                   OppenheimerFunds, Inc. (until October
                   1994). Oversees 39 portfolios in the                   $100,000
                   OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Richard F.         Formerly Senior Vice President and
Grabish,           Assistant Director of Sales and
Trustee since 2001 Marketing (March 1997-December 2007),
Age: 60            Director (March 1987-December 2007) and
                   Manager of Private Client Services (June
                   1985-June 2005) of A.G. Edwards & Sons,
                   Inc. (broker/dealer and investment
                   firm); Chairman and Chief Executive
                   Officer of A.G. Edwards Trust Company,                   Over
                   FSB (March 2001-December 2007);              None      $100,000
                   President and Vice Chairman of A.G.
                   Edwards Trust Company, FSB (investment
                   adviser) (April 1987-March 2001);
                   President of A.G. Edwards Trust Company,
                   FSB (investment adviser) (June
                   2005-December 2007). Oversees 17
                   portfolios in the OppenheimerFunds
                   complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Beverly L.         Trustee of Monterey Institute for            None        Over
Hamilton, Trustee  International Studies (educational
since 2002         organization) (since February 2000);
Age: 61            Board Member of Middlebury College
                   (educational organization) (since
                   December 2005); Director of The
                   California Endowment (philanthropic
                   organization) (since April 2002);
                   Director (February 2002-2005) and
                   Chairman of Trustees (2006-2007) of the
                   Community Hospital of Monterey
                   Peninsula; Director (October 1991-2005)
                   and Vice Chairman (since 2006) of
                   American Funds' Emerging Markets Growth
                   Fund, Inc. (mutual fund); President of
                   ARCO Investment Management Company
                   (February 1991-April 2000); Member of
                   the investment committees of The
                   Rockefeller Foundation (2001-2006) and
                   The University of Michigan (since 2000);
                   Advisor at Credit Suisse First Boston's
                   Sprout venture capital unit (venture
                   capital fund) (1994-January 2005);
                   Trustee of MassMutual Institutional
                   Funds (investment company) (1996-June
                   2004); Trustee of MML Series Investment                $100,000
                   Fund (investment company) (April
                   1989-June 2004); Member of the
                   investment committee of Hartford
                   Hospital (2000-2003); and Advisor to
                   Unilever (Holland) pension fund
                   (2000-2003). Oversees 39 portfolios in
                   the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert J. Malone,  Board of Directors of Opera Colorado         None        Over
Trustee since 2000 Foundation (non-profit organization)
Age: 64            (since March 2008); Director of Jones
                   Knowledge, Inc. (since 2006); Director
                   of Jones International University
                   (educational organization) (since August
                   2005); Chairman, Chief Executive Officer
                   and Director of Steele Street Bank &
                   Trust (commercial banking) (since August
                   2003); Director of Colorado UpLIFT
                   (charitable organization) (since 1986);
                   Trustee of the Gallagher Family
                   Foundation (non-profit organization)
                   (since 2000); Former Chairman of U.S.
                   Bank-Colorado (subsidiary of U.S.
                   Bancorp and formerly Colorado National
                   Bank) (July 1996-April 1999); Director
                   of Commercial Assets, Inc. (real estate
                   investment trust) (1993-2000); Director
                   of Jones Knowledge, Inc. (2001-July                    $100,000
                   2004); and Director of U.S. Exploration,
                   Inc. (oil and gas exploration)
                   (1997-February 2004). Oversees 39
                   portfolios in the OppenheimerFunds
                   complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
F. William         Trustee of MassMutual Select Funds           None        Over
Marshall, Jr.,     (formerly MassMutual Institutional
Trustee since 2000 Funds) (investment company) (since 1996)
Age: 66            and MML Series Investment Fund
                   (investment company) (since 1996);
                   Trustee of Worcester Polytech Institute
                   (since 1985); Chairman (since 1994) of
                   the Investment Committee of the
                   Worcester Polytech Institute (private
                   university); President and Treasurer of
                   the SIS Funds (private charitable fund)
                   (since January 1999); Chairman of SIS &
                   Family Bank, F.S.B. (formerly SIS Bank)
                   (commercial bank) (January 1999-July
                   1999); and Executive Vice President of                 $100,000
                   Peoples Heritage Financial Group, Inc.
                   (commercial bank) (January 1999-July
                   1999). Oversees 41 portfolios in the
                   OppenheimerFunds complex.*
-------------------------------------------------------------------------------------
*    Includes two open-end investment companies: MassMutual Select Funds and
     MML Series Investment Fund. In accordance with the instructions for SEC
     Form N-1A, for purposes of this section only, MassMutual Select Funds and MML Series Investment Fund are included in the "Fund Complex." The
     Manager does not consider MassMutual Select Funds and MML Series
     Investment Fund to be part of the OppenheimerFunds' "Fund Complex" as that term may be otherwise interpreted.

      Mr. Murphy is an "Interested Trustee" because he is affiliated with the
Manager and OppenheimerFunds, Inc. by virtue of his positions as an officer and director of the Manager and OppenheimerFunds, Inc., and as a shareholder of its parent company. The address of Mr. Murphy is Two World Financial
Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr.
Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an officer for an indefinite term, or until his resignation, death or removal. Mr. Murphy was elected as a Trustee of the Trust with the understanding that in the event he ceases to be the chief executive officer of OppenheimerFunds, Inc. he will resign as a Trustee of the Trust and the other Board II Funds (defined above) for which he is a director or trustee.

------------------------------------------------------------------------------------
                          Interested Trustee and Officer

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Name,             Principal Occupation(s) During Past 5      Dollar      Aggregate
                                                                          Dollar
                                                                         Range of
                                                                        y Shares
Position(s) Held                                             Range of   Beneficially
with the Trust,                                              Shares      Owned in
Length of         Years / Other Trusteeships/Directorships   Beneficiall    All
Service,          Held by Trustee / Number of Portfolios in  Owned in   Supervised
Age               Fund Complex Currently Overseen by Trustee the Trust     Funds
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                                                               As of December 31,
                                                                      2007
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
John V. Murphy,   Chairman, Chief Executive Officer and         None       Over
Trustee since     Director of OppenheimerFunds, Inc. (since
2003 and          June 2001); President of
President and     OppenheimerFunds, Inc. (September
Principal         2000-February 2007); President and
Executive         director or trustee of other Oppenheimer
Officer since     funds; President and Director of
2001              Oppenheimer Acquisition Corp. ("OAC")
Age: 59           (the Manager's parent holding company)
                  and of Oppenheimer Partnership Holdings,
                  Inc. (holding company subsidiary of
                  OppenheimerFunds, Inc.) (since July
                  2001); Director of OppenheimerFunds
                  Distributor, Inc. (subsidiary of
                  OppenheimerFunds, Inc.) November
                  2001-December 2006); Chairman and
                  Director of Shareholder Services, Inc.
                  and of Shareholder Financial Services,
                  Inc. (transfer agent subsidiaries of
                  OppenheimerFunds, Inc.) (since July
                  2001); President and Director of
                  OppenheimerFunds Legacy Program
                  (charitable trust program established by
                  OppenheimerFunds, Inc.) (since July
                  2001); Director of the following
                  investment advisory subsidiaries of
                  OppenheimerFunds, Inc.: the Manager, OFI
                  Institutional Asset Management, Inc.,
                  Trinity Investment Management Corporation
                  and Tremont Capital Management, Inc.
                  (since November 2001), HarbourView Asset
                  Management Corporation and OFI Private
                  Investments, Inc. (since July 2001);
                  President (since November 2001) and
                  Director (since July 2001) of Oppenheimer
                  Real Asset Management, Inc.; Executive                 $100,000
                  Vice President of Massachusetts Mutual
                  Life Insurance Company (OAC's parent
                  company) (since February 1997); Director
                  of DLB Acquisition Corporation (holding
                  company parent of Babson Capital
                  Management LLC) (since June 1995);
                  Chairman (since October 2007) and Member
                  of the Investment Company Institute's
                  Board of Governors (since October 2003).
                  Oversees 103 portfolios in the
                  OppenheimerFunds complex.
------------------------------------------------------------------------------------

     The addresses of the officers in the chart below is as follows: Mr. Zack and Ms. Bloomberg, Two World Financial Center, 225 Liberty Street, New York,
New York 10281-1008, for Messrs. Petersen, Szilagyi, Vandehey and Wixted and
Mss. Wolf and Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each
officer serves for an indefinite term, which would end: (a) upon the request of the Board, (b) if he or she is no longer an officer of the Manager., (c)
if a material change in his or her duties occurs that are inconsistent with a position as officer the Fund, or (d) upon his or her resignation, retirement, or death.

-------------------------------------------------------------------------------------
                            Other Officers of the Trust
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                          Principal Occupation(s) During Past 5 Years
Position(s) Held with the
Trust,
Length of Time Served,
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Carol E. Wolf, Senior Vice     Senior Vice President of OppenheimerFunds, Inc.
President and Portfolio        (since June 2000) and HarborView Asset Management
Manager since 1990             Corporation (since June 2003); Vice President of the
Age: 56                        Manager (since August 2004), an officer of 9
                               portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Mark S. Vandehey, Vice         Senior Vice President and Chief Compliance Officer
President and Chief
Compliance Officer 2004        of OppenheimerFunds, Inc. (since March 2004); Chief
Age:  58                       Compliance Officer of OppenheimerFunds Distributor,
                               Inc., and Shareholder Services, Inc. (since March
                               2004); Vice President of the Manager,
                               OppenheimerFunds Distributor, Inc., and Shareholder
                               Services, Inc. (since June 1983); Former Vice
                               President and Director of Internal Audit of
                               OppenheimerFunds, Inc. (1997-February 2004). An
                               officer of 103 portfolios in the Oppenheimer funds
                               complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,
Treasurer and Principal        Senior Vice President and Treasurer of
Financial & Accounting         OppenheimerFunds, Inc. (since March 1999); Treasurer
Officer 1999                   of the following: Shareholder Services, Inc.,
Age: 48                        HarbourView Asset Management Corporation,
                               Shareholder Financial Services, Inc., Oppenheimer
                               Real Asset Management, Inc. and Oppenheimer
                               Partnership Holdings, Inc. (since March 1999), OFI
                               Private Investments, Inc. (since March 2000),
                               OppenheimerFunds International Ltd. and
                               OppenheimerFunds plc (since May 2000), OFI
                               Institutional Asset Management, Inc. (since November
                               2000), and OppenheimerFunds Legacy Program
                               (charitable trust program established by the
                               Manager) (since June 2003); Treasurer and Chief
                               Financial Officer of OFI Trust Company (trust
                               company subsidiary of OppenheimerFunds, Inc.) (since
                               May 2000); Assistant Treasurer of OAC (since March
                               1999); and Assistant Treasurer of the Manager and
                               Distributor (March 1999-October 2003) and
                               OppenheimerFunds Legacy Program (April 2000-June
                               2003). An officer of 103 portfolios in the
                               OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian Petersen,                Vice President of OppenheimerFunds, Inc. (since
Assistant Treasurer since 2004 February 2007); Assistant Vice President (August
Age: 38                        2002-February 2007); Manager/Financial Product
                               Accounting of OppenheimerFunds, Inc. (November
                               1998-July 2002). An officer of 103 portfolios in the
                               OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian C. Szilagyi              Assistant Vice President of OppenheimerFunds, Inc.
Assistant Treasurer
since 2005
Age: 38                        (since July 2004); Director of Financial Reporting
                               and Compliance of First Data Corporation (April
                               2003-July 2004); Manager of Compliance of Berger
                               Financial Group LLC (May 2001-March 2003). An
                               officer of 103 portfolios in the OppenheimerFunds
                               complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,                Executive Vice President (since January 2004) and
Vice President and Secretary   General Counsel (since March 2002) of
 since 2001                    OppenheimerFunds, Inc.; General Counsel of the
Age: 60                        Manager and Distributor (since December 2001);
                               General Counsel and Director of OppenheimerFunds
                               Distributor, Inc. (since December 2001); Senior Vice
                               President, General Counsel and Director of the
                               Transfer Agent, Shareholder Financial Services,
                               Inc., OFI Private Investments, Inc. and OFI Trust
                               Company (since November 2001); Senior Vice President
                               and General Counsel of HarbourView Asset Management
                               Corporation (since December 2001); Secretary and
                               General Counsel of OAC (since November 2001);
                               Assistant Secretary (since September 1997) and
                               Director (since November 2001) of OppenheimerFunds
                               International Ltd. and OppenheimerFunds plc; Vice
                               President and Director of Oppenheimer Partnership
                               Holdings, Inc. (since December 2002); Director of
                               Oppenheimer Real Asset Management, Inc. (since
                               November 2001); Vice President of OppenheimerFunds
                               Legacy Program (since June 2003); Senior Vice
                               President and General Counsel of OFI Institutional
                               Asset Management, Inc. (since November 2001);
                               Director of OppenheimerFunds (Asia) Limited (since
                               December 2003); Senior Vice President (May
                               1985-December 2003). An officer of 103 portfolios in
                               the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Lisa I. Bloomberg,             Vice President (since May 2004) and Deputy General
Assistant Secretary            Counsel (since May 2008) of OppenheimerFunds, Inc.;
Since 2004                     Associate Counsel (May 2004-May 2008) of
Age:  40                       OppenheimerFunds Inc.; First Vice President (April
                               2001-April 2004), Associate General Counsel
                               (December 2000-April 2004) of UBS Financial
                               Services, Inc. An officer of 103 portfolios in the
                               OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,              Vice President (since June 1998), Deputy General
Assistant Secretary since 2004 Counsel (since May 2008) and Assistant Secretary
Age: 42                        (since October 2003); Senior Counsel (October
                               2003-May 2008) of OppenheimerFunds, Inc.; Vice
                               President (since 1999) and Assistant Secretary
                               (since October 2003) of the Distributor; Assistant
                               Secretary of the Manager (since October 2003); Vice
                               President and Assistant Secretary of Shareholder
                               Services, Inc. (since 1999); Assistant Secretary of
                               OppenheimerFunds Legacy Program and Shareholder
                               Financial Services, Inc. (since December 2001);
                               Senior General Counsel of OppenheimerFunds,
                               Inc.(October 2003-May 2008).. An officer of 103
                               portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

|X|   Remuneration of the Officers and Trustees. The officers and the interested Trustee of the Trust, who are affiliated with the Manager, and receive no salary or fee from the Trust. The Independent Trustees and Mr.
Grabish received the compensation shown below from the Trust for serving as a
Trustee and member of a committee (if applicable), with respect to the
Trust's fiscal year ended June 30, 2008. The total compensation, including accrued retirement benefits, from the Trust and fund complex represents compensation received for serving as a Trustee and member of a committee (if applicable) of the Boards of the Trust and other funds in the
OppenheimerFunds complex during the calendar year ended December 31, 2007.

------------------------------------------------------------------------------
  Trustee Name and Other Trust          Aggregate        Total Compensation
                                      Compensation       From Trust and Fund
                                     from Trust((1))       Complex(2) Year
  Position(s) (as applicable)       Fiscal Year Ended    ended December 31,
                                      June 30, 2008             2007
------------------------------------------------------------------------------
------------------------------------------------------------------------------
 William L. Armstrong                    $15,826              $228,062
Chairman    of   the   Board   of
Trustees      and      Governance
Committee Member
------------------------------------------------------------------------------
------------------------------------------------------------------------------
George Bowen                             $11,641              $158,000
  Audit Committee Chairman
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Edward L. Cameron
 Audit Committee Member and              $11,570              $189,600
  Governance Committee Member
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Jon S. Fossel                            $10,611              $161,423
  Review Committee Member
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Sam Freedman                             $12,133              $178,277
  Review Committee Chairman
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Richard Grabish((3))                     $10,550               $14,732
  Review Committee Member
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Beverly L. Hamilton
Review Committee Member and           $10,550((4))            $158,000
Governance Committee Member
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Robert J. Malone
Governance Committee Chairman            $12,133              $181,700
and Audit Committee Member
------------------------------------------------------------------------------
------------------------------------------------------------------------------
F. William Marshall, Jr.
Audit Committee Member and               $10,550            $239,664((5))
Governance Committee Member
------------------------------------------------------------------------------
1.    "Aggregate Compensation from the Trust" includes fees and deferred compensation, if any.
2.    In accordance with SEC regulations, for purposes of this section only,
   "Fund Complex" includes the Oppenheimer funds, the Mass Mutual
   Institutional Funds, the MassMutual Select Funds and the MML Series
   Investment Fund, the investment adviser for which is the indirect parent company of OppenheimerFunds Inc. OppenheimerFunds, Inc. also serves as the
   Sub-Advisor to the following: MassMutual Premier International Equity
   Fund, MassMutual Premier Main Street Fund, MassMutual Premier Strategic
   Income Fund, MassMutual Premier Capital Appreciation Fund, and MassMutual
   Premier Global Fund. OppenheimerFunds, Inc. does not consider MassMutual
   Institutional Funds, MassMutual Select Funds and MML Series Investment
   Fund to be part of the OppenheimerFunds' "Fund Complex" as that term may be otherwise interpreted.
3.    Mr. Grabish serves as Trustee for only the following funds: Centennial
   California Tax Exempt Trust, Centennial Government Trust, Centennial Money
   Market Trust, Centennial New York Tax Exempt Trust and Centennial Tax
   Exempt Trust, Oppenheimer Core Bond Fund, Oppenheimer Limited Term
   Government Fund, Panorama Series Fund, Inc., Oppenheimer Principal
   Protected Trust, Oppenheimer Principal Protected Trust II, Oppenheimer
   Principal Protected Trust III, Oppenheimer Senior Floating Rate Fund,
   Oppenheimer Portfolio Series Fixed Income Active Allocation Fund,
   Oppenheimer Master Event-Linked Bond Fund, LLC and Oppenheimer Master Loan
   Fund, LLC.
4.    Includes $10,550 deferred by Ms. Hamilton under the "Compensation
   Deferral Plan" described below.
5.    Includes $81,664 compensation paid to Mr. Marshall for serving as a
   Trustee for MassMutual Select Funds and MML Series Investment Fund.

|X|   Compensation Deferral Plan for Trustees.  The Board of Trustees has
adopted a Compensation Deferral Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Trust.  Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the
Trustee.  The amount paid to the Trustee under this plan will be determined based upon the amount of compensation deferred and the performance of the selected funds.

      Deferral of Trustees' fees of the plan will not materially affect the
Trust's assets, liabilities or net income per share.  The plan will not obligate the Trust to retain the services of any Trustee or to pay any particular level of compensation to any Trustee.  Pursuant to an Order issued by the SEC, the Trust may invest in the funds selected by the Trustees under the plan without shareholder approval for the limited purpose of determining the value of the Trustees' deferred compensation account.

      |X|               Major Shareholders.  As of October 6, 2008 the only
persons or entities who owned of record or were known by the Trust to own beneficially 5% or more of the Trust's outstanding shares were:

      A.G. Edwards & Sons, Inc. ("Edwards"), for the Sole Benefit of its
Customers, Attn. Money Fund Dept., 1 North Jefferson Avenue, St. Louis,
Missouri 63103, which owned 1,462,032,414.490 shares of the Trust which was
83.07% of the outstanding shares of the Trust on that date.

      The Northern Trust Co Tr U/A, Edwards Retirement & PSP FBO AG Edwards
Retirement & PSP, PO Box 92994, Chicago Illinois 60675, which owned
287,822,404.090 shares of the Trust which was 16.35% of the outstanding shares of the Trust on that date, for accounts of its customers none of whom individually owned more than 5% of the outstanding shares.

The Manager.  The Manager, Centennial Asset Management Corporation, is wholly owned by OppenheimerFunds, Inc., which is a wholly owned subsidiary of
Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts
Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

      The portfolio managers of the Trust are principally responsible for the day-to-day management of the Trust's investment portfolio.  Other members of the Manager's fixed-income portfolio department, particularly security analysts, traders and other portfolio managers, have broad experience with fixed-income securities.  They provide the Trust's portfolio managers with research and support in managing the Trust's investments.

|X|   Code of Ethics.  The Manager and the Distributor have a Code of
Ethics.  It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, who have access to information that could permit them to compete with or take advantage of the
Trust's portfolio transactions.  Covered persons include persons with knowledge of the investments and investment intentions of the Trust and other funds advised by the Manager.  The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Trust, subject to a number of restrictions and controls.  Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.  The Trust does not have a Code of Ethics since it is a money market fund.

    The Code of Ethics is an exhibit to the Trust's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public
Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at
1.202.551.8090. The Code of Ethics can also be viewed as part of the Trust's registration statement on the SEC's EDGAR database at the SEC's Internet website at www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:
publicinfo@sec.gov., or by writing to the SEC's Public Reference Section,
Washington, D.C. 20549-0102.

      |X|               The Investment Advisory Agreement.  The Manager
provides investment advisory and management services to the Trust under an investment advisory agreement between the Manager and the Trust.  The Manager selects securities for the Trust's portfolio and handles its day-to-day business.  The agreement requires the Manager, at its expense, to provide the
Trust with adequate office space, facilities and equipment.  It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the
Trust.  Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Trust.

      The Trust pays expenses not expressly assumed by the Manager under the investment advisory agreement.  The investment advisory agreement lists examples of expenses paid by the Trust.  The major categories relate to interest, taxes, fees to unaffiliated Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs.  The management fees paid by the Trust to the Manager are calculated at the rates described in the Prospectus.  The management fees paid by the
Trust to the Manager during its last three fiscal years were:

---------------------------------------------------------------------------------
  Fiscal Year    Management Fee Paid to Centennial Asset Management Corporation
  ending 6/30
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
      2006                                 $71,757,291
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
      2007                                 $79,829,051
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
      2008                                 $68,404,114
---------------------------------------------------------------------------------

    The investment advisory agreement provides that the Manager shall not be liable for any loss sustained by reason of the adoption of an investment policy or the purchase, sale or retention of any security on its recommendation, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm or corporation shall have been selected with due care and in good faith, provided that nothing in the agreement shall be construed to protect the Manager against any liability to the Trust or  its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the agreement.
Pending Litigation.  During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain other mutual funds ("Defendant Trusts") advised by the Manager and distributed by the
Distributor.  The complaints naming the Defendant Trusts also name certain officers and directors and former directors of the respective Defendant
Trusts.  The plaintiffs are seeking class action status on behalf of those who purchased shares of the respective Defendant Trust during a particular time period.  The complaints against the Defendant Trusts raise claims under federal securities laws to the effect that, among other things, the disclosure documents of the respective Defendant Trust contained misrepresentations and omissions, that such Defendant Trust's investment policies were not followed, and that such Defendant Trust and the other defendants violated federal securities laws and regulations.  The plaintiffs seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses.

      A complaint brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Trust), on behalf of the Oregon College Savings Plan Trust alleges a variety of claims, including breach of contract, breach of fiduciary duty, negligence and violation of state securities laws. Plaintiffs seek compensatory damages, equitable relief and an award of attorneys' fees and litigation expenses.

      Other complaints have been filed in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates, regarding the alleged investment fraud perpetrated by Bernard Madoff and his firm ("Madoff").  Those lawsuits, in 2008 and 2009, allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others.  They seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses.  None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or
Directors.  None of the Oppenheimer funds invested in any trusts or accounts managed by Madoff.

The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously.  The Defendant Trusts' Boards of
Directors have also engaged counsel to defend the suits vigorously on behalf of those Trusts, their boards and the individual independent Directors named in those suits.  While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the
Defendant Trusts may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Trust, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.

Portfolio Managers. The Trust's portfolio is managed by Carol E. Wolf
(referred to as "Portfolio Manager"). She is the person who is responsible for the day-to-day management of the Trust's investments.

Other Accounts Managed.  In addition to managing the Trust's investment portfolio, Ms. Wolf also manages other investment portfolios and other accounts on behalf of the Manager or its affiliates.  The following table provides information regarding the other portfolios and accounts managed by
Ms. Wolf as of June 30, 2008, 2008. No account has a performance-based advisory fee:

     Portfolio                 Total                   Total           Total
                                                     Assets in
                               Assets in  Other        Other
                      RegistereRegistered Pooled      Pooled            Assets
                      InvestmenInvestment InvestmentInvestment  Other  in Other
                      CompaniesCompanies  Vehicles   Vehicles   AccountAccounts
     Manager          Managed  Managed(1)  Managed  Managed(1)  ManagedManaged(2)
     ----------------------------------------------------------------------------
     ----------------------------------------------------------------------------
                         8                    1                  None
      Carol E. Wolf              $14,154                $187              None
        1.  In millions.
        2. Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

           As indicated above, the Portfolio Managers also manage other funds and accounts.  Potentially, at times, those responsibilities could conflict with the interests of the Trust.  That may occur whether the investment strategies of the other fund or account are the same as, or different from, the Trust's investment objectives and strategies.  For example, the Portfolio Managers may need to allocate investment opportunities between the Trust and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Trust.  Not all funds and accounts advised by the Manager have the same management fee.  If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Trust, the
      Manager could have an incentive to favor the other fund or account.
      However, the Manager's compliance procedures and Code of Ethics recognize the Manager's fiduciary obligations to treat all of its clients, including the Trust, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another.
      It is possible, of course, that those compliance procedures and the
      Code of Ethics may not always be adequate to do so.  At different times, the Trust's Portfolio Managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the Trust, or may manage funds or accounts with investment objectives and strategies that are different from those of the Trust.

      Compensation of the Portfolio Managers.  The Trust's Portfolio Managers
      are employed and compensated by the Manager, not the Trust. Under the
      Manager's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their shareholders. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of June 30, 2008 the Portfolio Managers' compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and stock appreciation rights in regard to the common stock of the Manager's holding company parent. Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.

      To help the Manager attract and retain talent, the base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. The benchmark with respect to the Trust is the iMoneyNet
      Tier One Retail Money Market Funds.  Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development.
      The Portfolio Managers' compensation is not based on the total value of the Trust's portfolio assets, although the Trust's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Trust and other funds and accounts managed by the Portfolio Managers. The compensation structure of the other funds and accounts managed by the Portfolio Managers is the same as the compensation structure of the Trust, described above.

             Ownership of Trust Shares.  As of June 30, 2008 the
      Portfolio Manager did not beneficially own any shares of the Trust.

The Distributor. Under its General Distributor's Agreement with the Trust,
Centennial Asset Management Corporation acts as the Trust's principal underwriter and Distributor in the continuous public offering of the Trust's shares.  The Distributor is not obligated to sell a specific number of shares.  The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. For other distribution expenses paid by the Trust, see the section entitled "Service Plan" below.
The Trust's Sub-Distributor is OppenheimerFunds Distributor, Inc.

Portfolio Transactions.  Portfolio decisions are based upon recommendations and judgment of the Manager subject to the overall authority of the Board of
Trustees.  Most purchases made by the Trust are principal transactions at net prices, so the Trust incurs little or no brokerage costs. The Trust deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the
Manager determines that a better price or execution may be obtained by using the services of a broker.  Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked prices.

      The Trust seeks to obtain prompt execution of orders at the most favorable net price.  If broker/dealers are used for portfolio transactions, transactions may be directed to broker/dealers for their execution and research services.  The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates.  Investment research received for the commissions of those other accounts may be useful both to the Trust and one or more of such other accounts.  Investment research services may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.  It may include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, analytical software and similar products and services.  If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager.  That research provides additional views and comparisons for consideration, and helps the Manager obtain market information for the valuation of securities held in the Trust's portfolio or being considered for purchase.  No portfolio transactions will be handled by any securities dealer affiliated with the Manager.

      The Trust may experience high portfolio turnover that may increase the
Trust's transaction costs.  However, since brokerage commissions, if any, are small, high turnover does not have an appreciable adverse effect upon the income of the Trust.

Service Plan

      The Trust has adopted a Service Plan for the shares.  The plan has been approved by a vote of the Board of Trustees, including a majority of the
Independent Trustees(1), cast in person at a meeting called for the purpose of voting on that plan.

    Under the plan, the Manager and the Distributor may make payments to affiliates.  In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the
Manager derives from the advisory fees it receives from the Trust, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Trust's shares.  These payments, some of which may be referred to as "revenue sharing," may relate to the Trust's inclusion on a financial intermediary's preferred list of funds offered to its clients.

      Unless the plan is terminated as described below, the plan continues in effect from year to year but only if the Trust's Board of Trustees and its
Independent Trustees specifically vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan.  The plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of the Trust.

      The Board of Trustees and the Independent Trustees must approve all material amendments to a plan.  An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment.  The approval must be by a "majority"
(as defined in the Investment Company Act) of the shares.

      While the plan is in effect, the Treasurer of the Trust shall provide separate written reports on the plan to the Board of Trustees at least quarterly for its review.  The reports shall detail the amount of all payments made under the plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent
Trustees.

      The plan states that while it is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Trust is committed to the discretion of the Independent Trustees.  This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the plan, no payment will be made to any recipient in any period in which the aggregate net asset value of all Trust shares held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent
Trustees.  The Board of Trustees has set no minimum amount of assets to qualify for payments under the plan.

      |X|   Service Plan Fees.  Under the service plan, the Distributor currently uses the fees it receives from the Trust to pay brokers, dealers and other financial institutions (referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold shares.  The services include, among others, answering customer inquiries about the Trust, assisting in establishing and maintaining accounts in the Trust, making the Trust's investment plans available and providing other services at the request of the Trust or the Distributor. The service plan permits reimbursements to the Distributor at a rate of up to 0.20% of average annual net assets of the shares.  The Distributor makes payments to plan recipients periodically depending on asset size at an annual rate not to exceed 0.20% of the average annual net assets consisting of shares held in the accounts of the recipients or their customers.

      For the fiscal year ended June 30, 2008 payments under the plan totaled
$41,010,793. The Distributor retained nothing and the remaining balance was paid out by the Distributor to recipients, which included $216 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the
Distributor incurs with respect to the shares in any fiscal quarter cannot be recovered in subsequent quarters.  The Distributor may not use payments received under the plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

      For the fiscal year ended June 30, 2008, the Manager paid, in the aggregate, $66,834,871 in fees out of its own resources for distribution assistance to A.G. Edwards & Sons, Inc.  Those distribution assistance payments were paid based on annual rates applied to the average net asset value during the calendar quarter of qualified assets of the Centennial funds.

Payments to Trust Intermediaries

      Financial intermediaries may receive various forms of compensation or reimbursement from the Trust in the form of 12b-1 plan payments as described in the preceding section of this Statement of Additional Information.
Additionally, the Manager, the Distributor and/or the Sub-Distributor
(including their affiliates) may make payments to financial intermediaries in connection with their offering and selling shares of the Trust and other
Oppenheimer or Centennial funds, providing marketing or promotional support, transaction processing and/or administrative services. Among the financial intermediaries that may receive these payments are brokers and dealers who sell and/or hold shares of the Trust, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan and qualified tuition program administrators, third party administrators, and other institutions that have selling, servicing or similar arrangements with the Manager, Distributor or Sub-Distributor. The payments to intermediaries vary by the types of product sold, the features of the Trust and the role played by the intermediary.

      Possible types of payments to financial intermediaries include, without limitation, those discussed below.

o     Payments made by the Trust, or by an investor buying or selling shares of the Trust may include:

o     ongoing asset-based payments attributable to the share class selected, including fees payable under the Trust's service plan adopted under
         Rule 12b-1 under the Investment Company Act, which are paid from the
         Trust's assets (see " Service Plan" above);
o     shareholder servicing payments for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other
         administrative or shareholder services, including retirement plan and 529 plan administrative services fees, which are paid from the assets of a Trust as reimbursement to the Manager, Distributor or
         Sub-Distributor for expenses they incur on behalf of the Trust.
o     Payments made by the Manager, Distributor or Sub-Distributor out of their respective resources and assets, which may include profits the
         Manager derives from investment advisory fees paid by the Trust.
         These payments are made at the discretion of the Manager,
         Distributor and/or the Sub-Distributor. These payments, often referred to as "revenue sharing" payments, may be in addition to the payments by the Trust listed above.
o     These types of payments may reflect compensation for marketing support, support provided in offering the Trust or other Oppenheimer or
         Centennial funds through certain trading platforms and programs, transaction processing or other services;
o     The Manager, Distributor and Sub-Distributor each may also pay other compensation to the extent the payment is not prohibited by law or by any self-regulatory agency, such as the FINRA. Payments are made based on the guidelines established by the Manager, Distributor and
         Sub-Distributor, subject to applicable law.

      These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Trust or other
Oppenheimer or Centennial funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Trust or other
Oppenheimer or Centennial funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Trust.
Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Trust's prospectus and this Statement of Additional
Information. You should ask your financial intermediary for information about any payments it receives from the Trust, the Manager the Distributor or the
Sub-Distributor and any services it provides, as well as the fees and commissions it charges.

      Although brokers or dealers that sell Trust shares may also act as a broker or dealer in connection with the execution of the purchase or sale of portfolio securities by the Trust or other Oppenheimer or Centennial funds, a financial intermediary's sales of shares of the Trust or such other
Oppenheimer or Centennial funds is not a consideration for the Manager when choosing brokers or dealers to effect portfolio transactions for the Trust or such funds.

      Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation,

o     transactional support, one-time charges for setting up access for the
          Trust or other Oppenheimer or Centennial funds on particular trading systems, and paying the intermediary's networking fees;
o     program support, such as expenses related to including the Oppenheimer and Centennial funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund "supermarkets", bank or trust company products or insurance companies' variable annuity or variable life insurance products;
o     placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives.

      Additionally, the Manager, Distributor or Sub-Distributor may make payments for firm support, such as business planning assistance, advertising, and educating a financial intermediary's sales personnel about the
Oppenheimer or and Centennial funds and shareholder financial planning needs.

      For the year ended December 31, 2007, the following financial intermediaries that are broker-dealers offering shares of the Oppenheimer and
Centennial funds, and/or their respective affiliates, received revenue sharing or similar distribution-related payments from the Manager,
Distributor or Sub-Distributor for marketing or program support:

-------------------------------------------------------------------------------
1st Global Capital Company              Legend Equities Corporation
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Advantage Capital Corporation           Lincoln Benefit National Life
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Aegon USA                               Lincoln Financial Advisors Corporation
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Aetna Life Insurance & Annuity Company  Lincoln Investment Planning, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
AG Edwards & Sons, Inc.                 Linsco Private Ledger Financial
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
AIG Financial Advisors                  Massachusetts Mutual Life Insurance
                                        Company
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
AIG Life Variable Annuity               McDonald Investments, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Allianz Life Insurance Company          Merrill Lynch Pierce Fenner & Smith,
                                        Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Allmerica Financial Life Insurance &    Merrill Lynch Insurance Group
Annuity Company
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Allstate Life Insurance Company         MetLife Investors Insurance Company
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
American Enterprise Life Insurance      MetLife Securities, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
American General Annuity Insurance      Minnesota Life Insurance Company
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
American Portfolios Financial           MML Investor Services, Inc.
Services, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Ameriprise Financial Services, Inc.     Mony Life Insurance Company
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Ameritas Life Insurance Company         Morgan Stanley & Company, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Annuity Investors Life Insurance        Multi-Financial Securities Corporation
Company
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Associated Securities Corporation       Mutual Service Corporation
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
AXA Advisors LLC                        NFP Securities, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
AXA Equitable Life Insurance Company    Nathan & Lewis Securities, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Banc One Securities Corporation         National Planning Corporation
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Cadaret Grant & Company, Inc.           Nationwide Financial Services, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
CCO Investment Services Corporation     New England Securities Corporation
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Charles Schwab & Company, Inc.          New York Life Insurance & Annuity
                                        Company
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Chase Investment Services Corporation   Oppenheimer & Company
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Citicorp Investment Services, Inc.      PFS Investments, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Citigroup Global Markets Inc.           Park Avenue Securities LLC
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
CitiStreet Advisors LLC                 Phoenix Life Insurance Company
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Citizen's Bank of Rhode Island          Plan Member Securities
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Columbus Life Insurance Company         Prime Capital Services, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Commonwealth Financial Network          Primevest Financial Services, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Compass Group Investment Advisors       Protective Life Insurance Company
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
CUNA Brokerage Services, Inc.           Prudential Investment Management
                                        Services LLC
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
CUSO Financial Services, LLP            Raymond James & Associates, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
E*TRADE Clearing LLC                    Raymond James Financial Services, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Edward  Jones                           RBC Dain Rauscher Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Essex National Securities, Inc.         Royal Alliance Associates, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Federal Kemper Life Assurance Company   Securities America, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Financial Network                       Security Benefit Life Insurance
                                        Company
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Financial Services Corporation          Security First-Metlife Investors
                                        Insurance Company
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
GE Financial Assurance                  SII Investments, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
GE Life & Annuity                       Signator Investors, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Genworth Financial, Inc.                Sorrento Pacific Financial LLC
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
GlenBrook Life & Annuity Company        Sun Life Assurance Company of Canada
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Great West Life & Annuity Company       Sun Life Insurance & Annuity Company
                                        of New York
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
GWFS Equities, Inc.                     Sun Life Annuity Company Ltd.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Hartford Life Insurance Company         SunTrust Bank
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
HD Vest Investment Services, Inc.       SunTrust Securities, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Hewitt Associates LLC                   Thrivent Financial Services, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
IFMG Securities, Inc.                   Towers Square Securities, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
ING Financial Advisers LLC              Travelers Life & Annuity Company
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
ING Financial Partners, Inc.            UBS Financial Services, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Invest Financial Corporation            Union Central Life Insurance Company
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Investment Centers of America, Inc.     United Planners Financial Services of
                                        America
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Jefferson Pilot Life Insurance Company  Wachovia Securities, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Jefferson Pilot Securities Corporation  Walnut Street Securities, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
John Hancock Life Insurance Company     Waterstone Financial Group
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
JP Morgan Securities, Inc.              Wells Fargo Investments
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Kemper Investors Life Insurance Company Wescom Financial Services
-------------------------------------------------------------------------------

      For the year ended December 31, 2007, the following firms, which in some cases are broker-dealers, received payments from the Manager,
Distributor or Sub-Distributor for administrative or other services provided
(other than revenue sharing arrangements), as described above:

1st Global Capital Co.                    Lincoln Investment Planning, Inc.
AG Edwards                                Lincoln National Life Insurance Co.
ACS HR Solutions                          Linsco Private Ledger Financial
                                          Massachusetts Mutual Life Insurance
ADP                                       Company
                                          Matrix Settlement & Clearance
AETNA Life Ins & Annuity Co.              Services
Alliance Benefit Group                    McDonald Investments, Inc.
American Enterprise Investments           Mercer HR Services
American Express Retirement Service       Merrill Lynch
American United Life Insurance Co.        Mesirow Financial, Inc.
Ameriprise Financial Services, Inc.       MetLife
Ameritrade, Inc.                          MFS Investment Management
AMG (Administrative Management Group)     Mid Atlantic Capital Co.
AST (American Stock & Transfer)           Milliman USA
AXA Advisors                              Morgan Keegan & Co, Inc.
Bear Stearns Securities Co.               Morgan Stanley Dean Witter
Benefit Administration Company, LLC       Mutual of Omaha Life Insurance Co.
Benefit Administration, Inc.              Nathan & Lewis Securities, Inc.
Benefit Consultants Group                 National City Bank
Benefit Plans Administration              National Deferred Comp
Benetech, Inc.                            National Financial
Bisys                                     National Investor Services Co.
Boston Financial Data Services            Nationwide Life Insurance Company
Charles Schwab & Co, Inc.                 Newport Retirement Services, Inc.
Citigroup Global Markets Inc.             Northwest Plan Services, Inc.
CitiStreet                                NY Life Benefits
City National Bank                        Oppenheimer & Co, Inc.
Clark Consulting                          Peoples Securities, Inc.
CPI Qualified Plan Consultants, Inc.      Pershing LLC
DA Davidson & Co.                         PFPC
DailyAccess Corporation                   Piper Jaffray & Co.
Davenport & Co, LLC                       Plan Administrators, Inc.
David Lerner Associates, Inc.             Plan Member Securities
Digital Retirement Solutions, Inc.        Primevest Financial Services, Inc.
DR, Inc.                                  Principal Life Insurance Co.
                                          Prudential Investment Management
Dyatech, LLC                              Services LLC
E*Trade Clearing LLC                      PSMI Group, Inc.
Edward D Jones & Co.                      Quads Trust Company
Equitable Life / AXA                      Raymond James & Associates, Inc.
ERISA Administrative Svcs, Inc.           Reliance Trust Co.
ExpertPlan, Inc.                          Reliastar Life Insurance Company
FASCore LLC                               Robert W Baird & Co.
Ferris Baker Watts, Inc.                  RSM McGladrey
Fidelity                                  Scott & Stringfellow, Inc.
First Clearing LLC                        Scottrade, Inc.
First Southwest Co.                       Southwest Securities, Inc.
First Trust - Datalynx                    Standard Insurance Co
First Trust Corp                          Stanley, Hunt, Dupree & Rhine
Franklin Templeton                        Stanton Group, Inc.
Geller Group                              Sterne Agee & Leach, Inc.
Great West Life                           Stifel Nicolaus & Co, Inc.
H&R Block Financial Advisors, Inc.        Sun Trust Securities, Inc.
Hartford Life Insurance Co.               Symetra Financial Corp.
HD Vest Investment Services               T. Rowe Price
Hewitt Associates LLC                     The 401k Company
HSBC Brokerage USA, Inc.                  The Princeton Retirement Group Inc.
ICMA - RC Services                        The Retirement Plan Company, LLC
Independent Plan Coordinators             TruSource Union Bank of CA
Ingham Group                              UBS Financial Services, Inc.
Interactive Retirement Systems            Unified Fund Services (UFS)
Invesmart (Standard Retirement Services,
Inc.)                                     US Clearing Co.
Janney Montgomery Scott, Inc.             USAA Investment Management Co.
JJB Hillard W L Lyons, Inc.               USI Consulting Group
John Hancock                              VALIC Retirement Services
JP Morgan                                 Vanguard Group
July Business Services                    Wachovia
Kaufman & Goble                           Web401K.com
Legend Equities Co.                       Wedbush Morgan Securities
Legg Mason Wood Walker                    Wells Fargo Bank
Lehman Brothers, Inc.                     Wilmington Trust
Liberty Funds Distributor, Inc./Columbia
Management

Performance of the Trust

Explanation of Performance Terminology.  The Trust uses a variety of terms to illustrate its performance. These terms include "yield," "compounded effective yield" and "average annual total return."  An explanation of how yields and total returns are calculated is set forth below.  The charts below show the Trust's performance as of the Trust's most recent fiscal year end.
You can obtain current performance information by calling the Trust's
Transfer Agent at 1.800.525.9310.

      The Trust's illustrations of its performance data in advertisements must comply with rules of the SEC.  Those rules describe the types of performance data that may be used and how it is to be calculated.  If the
Trust shows total returns in addition to its yields, the returns must be for the 1-, 5- and 10-year periods ending as of the most recent calendar quarter prior to the publication of the advertisement (or its submission for publication).

      Use of standardized performance calculations enables an investor to compare the Trust's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Trust's performance information as a basis for comparisons with other investments:

o     Yields and total returns measure the performance of a hypothetical account in the Trust over various periods and do not show the performance of each shareholder's account. Your account's
         performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time than the shares used in the model.
o     The Trust's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.
o     An investment in the Trust is not insured by the FDIC or any other government agency.
o     The principal value of the Trust's shares, its yields and total returns are not  guaranteed and normally will fluctuate on a daily basis.
o     When an investor's shares are redeemed, they may be worth more or less than their original cost.
o     Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

|X|   Yields.  The Trust's current yield is calculated for a seven-day period of time as follows. First, a base period return is calculated for the seven-day period by determining the net change in the value of a hypothetical pre-existing account having one share at the beginning of the seven-day period.  The change includes dividends declared on the original share and dividends declared on any shares purchased with dividends on that share, but such dividends are adjusted to exclude any realized or unrealized capital gains or losses affecting the dividends declared.  Next, the base period return is multiplied by 365/7 to obtain the current yield to the nearest hundredth of one percent.

      The compounded effective yield for a seven-day period is calculated by
      (1) adding 1 to the base period return (obtained as described above),
      (2) raising the sum to a power equal to 365 divided by 7, and
      (3) subtracting 1 from the result.

      The yield as calculated above may vary for accounts less than approximately $100 in value due to the effect of rounding off each daily dividend to the nearest full cent.  The calculation of yield under either procedure described above does not take into consideration any realized or unrealized gains or losses on the Trust's portfolio securities which may affect dividends.  Therefore, the return on dividends declared during a period may not be the same on an annualized basis as the yield for that period.

|X|   Total Return Information.  There are different types of "total returns"
to measure the Trust's performance. Total return is the change in value of a hypothetical investment in the Trust over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period.  The cumulative total return measures the change in value over the entire period (for example, ten years).  An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period.  However, average annual total returns do not show actual year-by-year performance.  The Trust uses standardized calculations for its total returns as prescribed by the SEC.  The methodology is discussed below.

o     Average Annual Total Return.  The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value
("ERV" in the formula) of that investment, according to the following formula:

           - 1 = Average Annual Total
ERV    l/n     Return
  P

o     Cumulative Total Return.  The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years.  Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis.  Cumulative total return is determined as follows:

 ERV - P   = Total Return
-----------
    P

---------------------------------------------------------------------------------
     Yield         Compounded       Average Annual Total Returns (at 6/30/08)
 (7 days ended   Effective Yield
    6/30/08)      (7 days ended
                    6/30/08)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

                                     1-Year          5 Years        10 Years
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

     1.83%            1.85%           3.79%           2.89%           3.31%
---------------------------------------------------------------------------------

Other Performance Comparisons.  Yield information may be useful to investors in reviewing the Trust's performance.  The Trust may make comparisons between its yield and that of other investments, by citing various indices such as
The Bank Rate Monitor National Index (provided by Bank Rate Monitor(TM)) which measures the average rate paid on bank money market accounts, NOW accounts and certificates of deposits by the 100 largest banks and thrifts in the top ten metro areas.  When comparing the Trust's yield with that of other investments, investors should understand that certain other investment alternatives such as certificates of deposit, U.S. government securities, money market instruments or bank accounts may provide fixed yields and may be insured or guaranteed.

      From time to time,  the  Trust may  include  in its  advertisements  and sales  literature  performance  information  about  the  Trust  cited in other newspapers  and  periodicals,  such as The New York  Times,  which may include performance quotations from other sources.

From time to time the Trust may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Trust and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Trust and the total return performance of other
Oppenheimer funds included in the account. Additionally, from time to time, the Trust's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,
o     information  about the performance of certain  securities or commodities markets or segments of those markets,
o     information  about  the  performance  of  the  economies  of  particular countries or regions,
o     the   earnings  of   companies   included  in  segments  of   particular
            industries,   sectors,   securities  markets,  countries  or
            regions,
o     the  availability  of  different  types of  securities  or  offerings of securities,
o     information  relating to the gross national or gross domestic product of the United States or other countries or regions,
o     comparisons   of  various  market  sectors  or  indices  to  demonstrate performance, risk, or other characteristics of the Trust.

ABOUT YOUR ACCOUNT

How to Buy Shares

Determination of Net Asset Value Per Share. The net asset value per share of the Trust is determined twice each day that the New York Stock Exchange (the
"NYSE") is open, at 12:00 Noon and at 4:00 p.m., on each day that the NYSE is open, by dividing the value of the Trust's net assets by the total number of shares outstanding. All references to time in this Statement of Additional
Information mean "Eastern time." The NYSE's most recent annual announcement
(which is subject to change) states that it will close on New Year's Day,
Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

      The Trust's Board of Trustees has adopted the amortized cost method to value the Trust's portfolio securities.  Under the amortized cost method, a security is valued initially at its cost and its valuation assumes a constant amortization of any premium or accretion of any discount, regardless of the impact of fluctuating interest rates on the market value of the security.
This method does not take into consideration any unrealized capital gains or losses on securities.  While this method provides certainty in valuing securities, in certain periods the value of a security determined by amortized cost may be higher or lower than the price the Trust would receive if it sold the security.

      The Trust's Board of Trustees has established procedures reasonably designed to stabilize the Trust's net asset value at $1.00 per share.  Those procedures include a review of the valuations of the Trust's portfolio holdings by the Board of Trustees, at intervals it deems appropriate, to determine whether the Trust's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost.

      The Board of Trustees receives information on the extent of any deviation between the Trust's net asset value based upon available market quotations and amortized cost. If the Trust's net asset value were to deviate from $1.00 by more than 0.5%, Rule 2a-7 requires the Board of Trustees to consider what action, if any, should be taken. If they find that the extent of the deviation may cause a material dilution or other unfair effects on shareholders, the Board of Trustees will take whatever steps it considers appropriate to eliminate or reduce the dilution, including, among others, withholding or reducing dividends, paying dividends from capital or capital gains, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average maturity of the portfolio, or calculating net asset value per share by using available market quotations.

      During periods of declining interest rates, the daily yield on shares of the Trust may tend to be lower (and net investment income and dividends higher) than those of a fund holding the identical investments as the Trust but which used a method of portfolio valuation based on market prices or estimates of market prices. During periods of rising interest rates, the daily yield of the Trust would tend to be higher and its aggregate value lower than that of an identical portfolio using market price valuation.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting.  When a check is presented to United Missouri Bank (the "Bank")
for clearance, the Bank will ask the Trust to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check.  This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Trust.  Checks may not be presented for payment at the offices of the Bank or the Trust's Custodian.
This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks.  The Trust reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time. The
Trust will provide you notice whenever it is required to do so by applicable law.

      In choosing to take advantage of the Checkwriting privilege, by signing the account application or by completing a Checkwriting card, each individual who signs:
(1)   for individual accounts, represents that they are the registered owner(s) of the shares of the Trust in that account;
(2)   for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s);
(3)   authorizes the Trust, its Transfer Agent and any bank through which the
         Trust's drafts (checks) are payable to pay all checks drawn on the
         Trust account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;
      (4)               specifically acknowledges that if they choose to
         permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the application, as applicable;
(5)   understands that the Checkwriting privilege may be terminated or amended at any time by the Trust and/or the Trust's bank; and
(6)   acknowledges and agrees that neither the Trust nor its bank shall incur any liability for that amendment or termination of Checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Sending Redemption Proceeds by Federal Funds Wire.  The Federal Funds wire of redemptions proceeds may be delayed if the Trust's custodian bank is not open for business on a day when the Trust would normally authorize the wire to be made, which is usually the Trust's next regular business day following the redemption.  In those circumstances, the wire will not be transmitted until the next bank business day on which the Trust is open for business.  No distributions will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Distributions From Retirement Plans.  Requests for distributions from
OppenheimerFunds-sponsored IRAs, SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to
"Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its
address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information.  The request must:

(1)   state the reason for the distribution;
(2)   state the owner's awareness of tax penalties if the distribution is premature; and
(3)   conform to the requirements of the plan and the Trust's other redemption requirements.

      Participants (other than self-employed persons) in
OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the
Trust held in the name of the plan or its fiduciary may not directly request redemption of their accounts.  The plan administrator or fiduciary must sign the request.

      Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents
(available from the Transfer Agent) must be completed and submitted to the
Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal
Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed.  Unless the shareholder has provided the
Transfer Agent with a certified tax identification number, the Internal
Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld.  The Trust, the Manager, the
Distributor, the Sub-Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

How to Exchange Shares

As stated in the Prospectus, direct shareholders can exchange shares of the
Trust for Class A shares of the same class of other eligible Trusts. You can obtain a current list showing which Trusts offer which classes of shares by calling the Distributor or Sub-Distributor at the telephone number indicated
on the front cover of this Statement of Additional Information.

      As stated in the Prospectus, shares of a particular class of
Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of
Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. The prospectus of each of the
Oppenheimer funds indicates which share class or classes that fund offers and provides information about limitations on the purchase of particular share classes, as applicable for the particular fund. You can also obtain a current list showing which funds offer which classes of shares by calling the
Distributor at the telephone number indicated on the front cover of this
Statement of Additional Information.

      The Trust may amend, suspend or terminate the exchange privilege at any time. Although the Trust may impose those changes at any time, it will provide you with notice of the changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege, except in extraordinary circumstances.

|X|   Telephone Exchange Requests.  When exchanging shares by telephone, a direct shareholder must have an existing account in the fund to which the exchange is to be made.  Otherwise, the investor must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

|X|   Processing Exchange Requests.  Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date").  Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds.
The Trust reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Trust, the Trust may refuse the request.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this
Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request.  In those cases, only the shares available for exchange without restriction will be exchanged.

      The different eligible funds available for exchange have different investment objectives, policies and risks.  A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange.  For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another.  The Trust, the Distributor, the
Sub-Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

      The Trust may amend, suspend or terminate the exchange privilege at any time.  Although, the Trust may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law.  It may be required to provide 60 days notice prior to materially amending or terminating the exchange privilege.  That 60-day notice is not required in extraordinary circumstances.

Dividends and Taxes

Tax Status of the Trust's Dividends, Distributions and Redemptions of
Shares.  The federal tax treatment of the Trust's dividends and capital gains distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the
Trust and its shareholders.

      The tax discussion in the Prospectus and this Statement of Additional
Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the treatment under the Internal Revenue Code described below.
Potential purchasers of shares of the Trust are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Trust.

|X|   Qualification as a Regulated Investment Company.  The Trust has elected to be taxed as a regulated investment company under Subchapter M of the
Internal Revenue Code of 1986, as amended.  As a regulated investment company, the Trust is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. That qualification enables the
Trust to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Trust (unless their Trust shares are held in a retirement account or the shareholder is otherwise exempt from tax).

      The Internal Revenue Code contains a number of complex tests relating to qualification that the Trust might not meet in a particular year. If it did not qualify as a regulated investment company, the Trust would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

      To qualify as a regulated investment company, the Trust must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. The Trust must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below.  Distributions by the Trust made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

      To qualify as a regulated investment company, the Trust must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income including net income derived from an interest in a qualified publicly traded partnership.

      In addition to satisfying the requirements described above, the Trust must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under that test, at the close of each quarter of the
Trust's taxable year, at least 50% of the value of the Trust's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Trust must not have invested more than 5% of the value of the Trust's total assets in securities of each such issuer and the Trust must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Trust controls and which are engaged in the same or similar trades or businesses or in the securities of one or more qualified publicly traded partnerships. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities. Trust investments in partnerships, including in qualified publicly traded partnerships, may result in the Trust being subject to state, local or Foreign income, franchise or withholding liabilities.

|X|   Excise Tax on Regulated Investment Companies. Under the Internal
Revenue Code, by December 31 each year, the Trust must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the
Trust must pay an excise tax on the amounts not distributed. It is presently anticipated that the Trust will meet those requirements. To meet this requirement, in certain circumstances the Trust might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Trust not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

|X|   Taxation of Trust Distributions.  The Trust anticipates distributing substantially all of its investment company taxable income for each taxable year.  Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

      Special provisions of the Internal Revenue Code govern the eligibility of the Trust's dividends for the dividends-received deduction for corporate shareholders.  Long-term capital gains distributions are not eligible for the deduction.  The amount of dividends paid by the Trust that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Trust derives from portfolio investments that the Trust has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Trust shares held for 45 days or less.  To the extent the Trust's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction. Since it is anticipated that most of the Trust's income will be derived from interest it receives on its investments, the
Trust does not anticipate that its distributions will qualify for this deduction.

      The Trust may either retain or distribute to shareholders its net capital gain for each taxable year.  The Trust currently intends to distribute any such amounts.  If net long term capital gains are distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Trust before the shareholder acquired his or her shares.

      If the Trust elects to retain its net capital gain, the Trust will be subject to tax on it at the 35% corporate tax rate.  If the Trust elects to retain its net capital gain, the Trust will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Trust on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

      Investment income that may be received by the Trust from sources within foreign countries may be subject to foreign taxes withheld at the source.
The United States has entered into tax treaties with many foreign countries which entitle the Trust to a reduced rate of, or exemption from, taxes on such income.

      Distributions by the Trust that do not constitute ordinary income dividends or capital gain distributions will be treated as a return of capital to the extent of the shareholder's tax basis in their shares. Any excess will be treated as gain from the sale of those shares, as discussed below. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by the Trust must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Trust's investment policies, they will be identified as such in notices sent to shareholders.

      Distributions  by the Trust  will be  treated  in the  manner  described above regardless of whether the  distributions  are paid in cash or reinvested in  additional  shares  of  the  Trust  (or  of  another  fund).  Shareholders receiving a distribution  in the form of additional  shares will be treated as receiving a  distribution  in an amount  equal to the fair market value of the shares received, determined as of the reinvestment date.

      The Trust will be required in certain cases to withhold 28% of ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Trust that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). Any tax withheld by the Trust is remitted by the Trust to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

|X|   Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares.  All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Trust within 30 days before or after the redemption.

      In general, any gain or loss arising from the redemption of shares of the Trust will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year.  However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal
Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

|X|   Foreign Shareholders.  Under U.S. tax law, taxation of a shareholder who is a foreign person (including, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person's income from the Trust is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid (not including exempt-interest dividends paid by the Trust) from a mutual fund are not considered "effectively connected" income.

      Ordinary income dividends that are paid by the Trust (and are deemed not "effectively connected income") to foreign persons will be subject to a
U.S. tax withheld by the Trust at a rate of 30%, provided the Trust obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Trust. Any tax withheld by the Trust is remitted by the Trust to the U.S.
Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year with a copy sent to the IRS.

      If the ordinary income dividends from the Trust are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the
Trust obtains a properly completed and signed Certificate of Foreign Status.

      If the foreign person fails to provide a certification of his/her foreign status, the Trust will be required to withhold U.S. tax at a rate of
28% on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any foreign person. Any tax withheld (in this situation) by the Trust is remitted by the Trust to the
U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

      The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein.
Foreign shareholders are urged to consult their own tax advisors or the U.S.
Internal Revenue Service with respect to the particular tax consequences to them of an investment in the Trust, including the applicability of the U.S.
withholding taxes described above.

Dividend Reinvestment in Another Trust.  Direct shareholders of the Trust may elect to reinvest all dividends and/or capital gains distributions in Class A shares of any eligible fund listed above. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment.  Otherwise, the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account.  The investment will be made at the close of business on the payable date of the dividend or distribution.

Additional Information About the Trust

The Distributor.  The Trust's shares are sold through dealers, brokers and other financial intermediaries institutions that have a sales agreement with the Sub-Distributor.  The Distributor and the Sub-Distributor also distribute shares of the other funds managed by the Manager or an affiliate.

The Transfer Agent.  Shareholder Services, Inc., the Trust's Transfer Agent,
is responsible for maintaining the Trust's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders of the Trust.  It also handles shareholder servicing and administrative functions.  It serves as the Transfer Agent for an annual per account fee.

The Custodian.  Citibank, N.A. is the Custodian of the Trust's assets.  The
Custodian's responsibilities include safeguarding and controlling the Trust's portfolio securities and handling the delivery of such securities to and from the Trust.  It is the practice of the Trust to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates.  The Trust's cash balances with the Custodian in excess of $100,000 are not protected by federal deposit insurance.  Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm.  At a meeting held on August
20, 2008, the Board of Trustees of the Trust appointed KPMG LLP as the independent registered public accounting firm to the Trust for fiscal year
2009, replacing the firm of Deloitte & Touche LLP, effective at the conclusion of the fiscal 2008 audit. During the two most recent fiscal years the audit reports of Deloitte & Touche LLP contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Trust and Deloitte & Touche LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of Deloitte & Touche LLP would have caused it to make reference to the disagreements in connection with its reports.

KPMG LLP serves as the independent registered public accounting firm for the
Fund.  KPMG LLP audits the Fund's financial statements and performs other related audit and tax services.  KPMG LLP also acts as the independent registered public accounting firm for the Manager and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by KPMG LLP to the Fund must be pre-approved by the Audit
Committee.

EPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF CENTENNIAL MONEY MARKET TRUST:

We have audited the accompanying statement of assets and liabilities of
Centennial Money Market Trust (the "Trust"), including the statement of investments, as of June 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
Trust as of June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
August 8, 2008

STATEMENT OF INVESTMENTS June 30, 2008
--------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT--22.5%
------------------------------------------------------------------------------------

DOMESTIC CERTIFICATES OF DEPOSIT--4.7%
HSBC Bank USA NA:
2.33%, 8/25/08                                    $  130,000,000   $  130,000,000
2.66%, 9/5/08                                        127,000,000      127,000,000
                                                                   -----------------
                                                                      257,000,000

------------------------------------------------------------------------------------
YANKEE CERTIFICATES OF DEPOSIT--17.8%
Bank of Scotland plc,
New York, 2.68%,
8/14/08                                              209,000,000      209,000,000
------------------------------------------------------------------------------------
Barclays Bank plc,
New York, 2.73%,
7/1/08                                                70,000,000       70,000,000
------------------------------------------------------------------------------------
BNP Paribas,
New York, 2.67%,
8/25/08                                               75,000,000       75,000,000
------------------------------------------------------------------------------------
Dexia Credit Local,
New York, 2.635%,
8/18/08                                              143,000,000      143,000,000
------------------------------------------------------------------------------------
Fortis Bank SA/NV,
New York, 2.72%,
7/2/08                                               100,000,000      100,000,000
------------------------------------------------------------------------------------
Governor & Co. of
the Bank of Ireland,
Stamford, CT, 2.70%,
8/15/08                                              148,000,000      148,000,000
------------------------------------------------------------------------------------
Toronto Dominion
Bank, New York,
2.72%, 8/25/08                                       225,000,000      225,000,000
                                                                   -----------------
                                                                      970,000,000
                                                                   -----------------
Total Certificates of
Deposit (Cost $1,227,000,000)                                       1,227,000,000

------------------------------------------------------------------------------------
DIRECT BANK OBLIGATIONS--24.2%
------------------------------------------------------------------------------------

ABN AMRO North America Finance,
Inc., 2.82%, 7/11/08                                  46,200,000       46,163,810
------------------------------------------------------------------------------------
Bank of America NA:
2.54%, 8/25/08                                        50,000,000       50,000,000
2.62%, 7/2/08                                        198,000,000      198,000,000
------------------------------------------------------------------------------------
Bank of Scotland plc, 2.65%,
8/7/08                                               109,000,000      108,696,405
------------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
DIRECT BANK OBLIGATIONS Continued
------------------------------------------------------------------------------------

Dexia Delaware
LLC, 2.60%, 7/9/08                                $   18,500,000   $   18,488,777
--------------------------------------------------- ---------------- ---------------
DnB NOR Bank ASA:
2.74%, 7/3/08                                        140,000,000      139,978,744
2.74%, 7/7/08                                          9,000,000        8,995,890
2.80%, 11/3/08                                        45,100,000       44,661,528
------------------------------------------------------------------------------------
Governor & Co. of
the Bank of Ireland,
2.75%, 7/7/08 1                                       72,400,000       72,366,817
------------------------------------------------------------------------------------
HSBC USA, Inc.,
2.67%, 8/25/08                                        50,000,000       49,796,042
------------------------------------------------------------------------------------
Royal Bank of
Scotland plc,
2.868%, 7/21/08 2,3                                  125,000,000      125,005,326
------------------------------------------------------------------------------------
Santander Central
Hispano Finance
(Delaware), Inc.,
2.58%, 7/31/08                                        47,000,000       46,898,950
------------------------------------------------------------------------------------
Swedbank Mortgage
AB, 2.80%, 8/1/08                                     55,500,000       55,366,183
------------------------------------------------------------------------------------
U.S. Bank NA:
2.65%, 8/25/08                                       200,000,000      200,000,000
2.70%, 9/8/08                                        150,000,000      150,000,000
                                                                   -----------------
Total Direct Bank Obligations
(Cost $1,314,418,472)                                               1,314,418,472

------------------------------------------------------------------------------------
SHORT-TERM NOTES--49.1%
------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES--16.3%
Amsterdam Funding Corp.,
2.95%, 7/7/08 1                                       66,960,000       66,927,078
------------------------------------------------------------------------------------
FCAR Owner Trust I, 3.05%,
7/24/08                                              200,000,000      199,610,278
------------------------------------------------------------------------------------
FCAR Owner Trust II, 3.01%,
7/23/08                                                3,300,000        3,293,930
------------------------------------------------------------------------------------
Gemini Securitization Corp.:
2.60%, 8/25/08 1                                      37,800,000       37,649,850
2.95%, 7/24/08 1                                      24,500,000       24,453,824

                        CENTENNIAL MONEY MARKET TRUST

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                            PRINCIPAL
                                               AMOUNT             VALUE
--------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
GOVCO, Inc.:
2.85%, 7/1/08 1                        $   25,210,000    $   25,210,000
2.86%, 7/21/08 1                            1,000,000           998,411
--------------------------------------------------------------------------
Legacy Capital LLC:
2.95%, 8/21/08                             87,500,000        87,134,323
3%, 7/25/08                               107,000,000       106,786,000
3.05%, 7/1/08                              36,000,000        36,000,000
3.05%, 8/25/08                             25,000,000        24,883,507
--------------------------------------------------------------------------
Lexington Parker Capital Co. LLC:
2.85%, 8/19/08 1                           75,000,000        74,709,063
2.95%, 7/1/08 1                            30,000,000        30,000,000
3.20%, 7/25/08 1                          148,000,000       147,684,267
--------------------------------------------------------------------------
Victory Receivables
Corp., 3%, 7/17/08 1                       20,773,000        20,745,303
                                                         -----------------
                                                            886,085,834

--------------------------------------------------------------------------
CAPITAL MARKETS--9.8%
Banc of America
Securities LLC,
2.65%, 7/1/08 3                           180,000,000       180,000,000
--------------------------------------------------------------------------
BNP Paribas Finance, Inc.,
2.665%, 8/12/08                           180,000,000       179,440,350
--------------------------------------------------------------------------
Citigroup Funding, Inc., 2.685%,
8/13/08 3                                 175,000,000       175,000,000
                                                         -----------------
                                                            534,440,350

--------------------------------------------------------------------------
COMMERCIAL FINANCE--1.3%
Caterpillar Financial Services Corp.,
Series F, 2.758%,
11/26/08 3                                 70,000,000        70,000,000
--------------------------------------------------------------------------
CONSUMER FINANCE--2.9%
American Express
Credit Corp., 2.68%,
7/9/08                                    160,000,000       159,904,711
--------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--1.9%
General Electric
Capital Services,
3.20%, 7/21/08                            102,000,000       101,818,665
--------------------------------------------------------------------------

                                            PRINCIPAL
                                               AMOUNT             VALUE
--------------------------------------------------------------------------
INSURANCE--2.2%
Jackson National
Life Global Funding,
Series 2004-6,
2.561%, 7/15/08 3,4                    $   50,000,000    $   50,000,000
--------------------------------------------------------------------------
Metropolitan Life
Global Funding I,
Series 2003-5,
2.571%, 9/12/08 2,3                        69,400,000        69,400,000
                                                         -----------------
                                                            119,400,000

--------------------------------------------------------------------------
LEASING & FACTORING--8.9%
American Honda
Finance Corp.:
2.784%, 8/6/08 2,3                         52,500,000        52,500,000
2.795%, 11/20/08 2,3                      162,000,000       162,000,000
2.796%, 12/10/08 2,3                      143,500,000       143,500,000
--------------------------------------------------------------------------
Toyota Motor Credit Corp.,
2.746%, 9/15/08 3                         125,000,000       125,000,000
                                                         -----------------
                                                            483,000,000

--------------------------------------------------------------------------
SPECIAL PURPOSE FINANCIAL--5.8%
LINKS Finance LLC:
2.656%, 8/15/08 3,4                        70,000,000        69,997,468
2.764%, 8/6/08 3,4                        175,000,000       174,996,644
--------------------------------------------------------------------------
Parkland (USA) LLC:
2.689%, 7/16/08 3,4                        20,000,000        19,999,923
2.798%, 7/21/08 3,4                        50,000,000        49,999,740
                                                         -----------------
                                                            314,993,775
                                                         -----------------
Total Short-Term Notes
(Cost $2,669,643,335)                                     2,669,643,335

--------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES--4.1%
--------------------------------------------------------------------------

Federal Home Loan
Bank, 2.50%, 8/6/08
(Cost $221,449,230)                       222,000,000       221,449,230
--------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $5,432,511,037)                            99.9%    5,432,511,037
--------------------------------------------------------------------------
OTHER ASSETS
NET OF LIABILITIES                                0.1         5,398,762
                                       -----------------------------------
NET ASSETS                                      100.0%   $5,437,909,799
                                       ===================================

INDUSTRY CLASSIFICATIONS ARE UNAUDITED.

                        CENTENNIAL MONEY MARKET TRUST

FOOTNOTES TO STATEMENT OF INVESTMENTS

SHORT-TERM NOTES AND DIRECT BANK OBLIGATIONS ARE GENERALLY TRADED ON A DISCOUNT
BASIS; THE INTEREST RATE SHOWN IS THE DISCOUNT RATE RECEIVED BY THE TRUST AT THE
TIME OF PURCHASE. OTHER SECURITIES NORMALLY BEAR INTEREST AT THE RATES SHOWN.

1. Security issued in an exempt transaction without registration under the
Securities Act of 1933. Such securities amount to $500,744,613, or 9.21% of the
Trust's net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $552,405,326 or 10.16% of the Trust's net assets as of June 30, 2008.

3. Represents the current interest rate for a variable or increasing rate security.

4. Illiquid security. The aggregate value of illiquid securities as of June 30,
2008 was $364,993,775, which represents 6.71% of the Trust's net assets. See
Note 4 of accompanying Notes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                        CENTENNIAL MONEY MARKET TRUST

STATEMENT OF ASSETS AND LIABILITIES June 30, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------------------------------------------

Investments, at value (cost $5,432,511,037)--see accompanying statement of investments             $5,432,511,037
--------------------------------------------------------------------------------------------------------------------
Cash                                                                                                      238,225
--------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                                               15,559,741
Shares of beneficial interest sold                                                                        672,245
Other                                                                                                     748,517
                                                                                                   -----------------
Total assets                                                                                        5,449,729,765

--------------------------------------------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------------------------------------------

Payables and other liabilities:
Transfer and shareholder servicing agent fees                                                           8,767,328
Dividends                                                                                               2,081,234
Distribution and service plan fees                                                                        457,755
Shareholder communications                                                                                165,852
Shares of beneficial interest redeemed                                                                    106,823
Trustees' compensation                                                                                     75,693
Other                                                                                                     165,281
                                                                                                   -----------------
Total liabilities                                                                                      11,819,966

--------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                         $5,437,909,799
                                                                                                   =================

--------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------------------------------------------

Paid-in capital                                                                                    $5,437,831,565
--------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments                                                               78,234
                                                                                                   -----------------
NET ASSETS--applicable to 5,438,291,536 shares of beneficial interest outstanding                  $5,437,909,799
                                                                                                   =================

--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, REDEMPTION PRICE PER SHARE AND OFFERING PRICE PER SHARE                           $         1.00

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         CENTENNIAL MONEY MARKET TRUST

STATEMENT OF OPERATIONS For the Year Ended June 30, 2008
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------------------

Interest                                                                   $ 926,889,223

-------------------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------------------

Management fees                                                               68,404,114
-------------------------------------------------------------------------------------------
Service plan fees                                                             41,010,793
-------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                 32,005,246
-------------------------------------------------------------------------------------------
Shareholder communications                                                       701,425
-------------------------------------------------------------------------------------------
Custodian fees and expenses                                                      116,499
-------------------------------------------------------------------------------------------
Trustees' compensation                                                           105,199
-------------------------------------------------------------------------------------------
Administration service fees                                                        1,500
-------------------------------------------------------------------------------------------
Other                                                                          1,930,411
                                                                           ----------------
Total expenses                                                               144,275,187
Less reduction to custodian expenses                                              (3,097)
                                                                           ----------------
Net expenses                                                                 144,272,090

-------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                        782,617,133
-------------------------------------------------------------------------------------------

NET REALIZED GAIN ON INVESTMENTS                                                  94,929
-------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $ 782,712,062
                                                                           ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                        F5 | CENTENNIAL MONEY MARKET TRUST

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED JUNE 30,                                                       2008                2007
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
OPERATIONS
----------------------------------------------------------------------------------------------------

Net investment income                                         $    782,617,133    $  1,131,126,624
----------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                94,929              (2,115)
                                                              --------------------------------------
Net increase in net assets resulting from operations               782,712,062       1,131,124,509

----------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------

Dividends from net investment income                              (782,617,133)     (1,131,126,624)
----------------------------------------------------------------------------------------------------
Distributions from net realized gain                                   (14,582)            (75,891)

----------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
----------------------------------------------------------------------------------------------------

Net decrease in net assets resulting from
beneficial interest transactions                               (16,247,383,928)       (738,730,924)

----------------------------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------------------------

Total decrease                                                 (16,247,303,581)       (738,808,930)
----------------------------------------------------------------------------------------------------
Beginning of period                                             21,685,213,380      22,424,022,310
                                                              --------------------------------------
End of period                                                 $  5,437,909,799    $ 21,685,213,380
                                                              ======================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         CENTENNIAL MONEY MARKET TRUST

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

YEAR ENDED JUNE 30,                                   2008             2007             2006             2005             2004
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period              $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations--net
investment income and net realized gain                .04 1            .05 1            .04 1            .02 1            .01
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.04)            (.05)            (.04)            (.02)            (.01)
Distributions from net realized gain                    -- 2             -- 2             --               --               --
                                                  -------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (.04)            (.05)            (.04)            (.02)            (.01)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                                  ===============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN 3                                        3.79%            4.80%            3.70%            1.59%            0.61%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period (in millions)           $  5,438         $ 21,685         $ 22,424         $ 20,307         $ 21,191
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                  $ 20,415         $ 24,003         $ 21,527         $ 20,966         $ 22,509
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                 3.83%            4.71%            3.62%            1.57%            0.61%
Total expenses                                        0.71%            0.66%            0.67%            0.68%            0.67%
Expenses after payments, waivers
and/or reimbursements and reduction
to custodian expenses                                 0.71%            0.66%            0.67%            0.68%            0.51%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on trust distributions or the redemption of trust shares.

4. Annualized for periods less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         CENTENNIAL MONEY MARKET TRUST

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Centennial Money Market Trust (the "Trust") is registered under the Investment
Company Act of 1940, as amended, as an open-end management investment company.
The Trust's investment objective is to seek the maximum current income that is consistent with low capital risk and the maintenance of liquidity. The Trust's investment adviser is Centennial Asset Management Corporation (the "Manager"), a
subsidiary of OppenheimerFunds, Inc. ("OFI").

      The following is a summary of significant accounting policies consistently followed by the Trust.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The net asset value of shares of the Trust is normally determined twice each day, at Noon Eastern time and at 4:00 P.M. Eastern time on each day the New York Stock Exchange (the "Exchange") is open for trading.
Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the
Trust's Board of Trustees.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Trust intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders.
Therefore, no federal income or excise tax provision is required. The Trust files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Trust's tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Trust must satisfy under the income tax regulations, losses the Trust may be able to offset against income and gains realized in future years for federal income tax purposes.

        UNDISTRIBUTED NET         UNDISTRIBUTED      ACCUMULATED LOSS
        INVESTMENT INCOME       LONG-TERM GAINS      CARRYFORWARD 1,2
        -------------------------------------------------------------
        $2,263,589                         $129                   $--

1. During the fiscal year ended June 30, 2008, the Trust utilized $2,115 of capital loss carryforward to offset capital gains realized in that fiscal year.

2. During the fiscal year ended June 30, 2007, the Trust did not utilize any capital loss carryforwards.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Trust.

                         CENTENNIAL MONEY MARKET TRUST

      Accordingly, the following amounts have been reclassified for June 30,
2008. Net assets of the Trust were unaffected by the reclassifications.

The tax character of distributions paid during the years ended June 30, 2008 and
June 30, 2007 was as follows:

                                              YEAR ENDED       YEAR ENDED
                                           JUNE 30, 2008    JUNE 30, 2007
           --------------------------------------------------------------
           Distributions paid from:
           Ordinary income                 $782,631,715    $1,131,202,515

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to the
Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Trust or in other Oppenheimer funds selected by the Trustee. The Trust purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Trust asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the
Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Trust, and will not materially affect the
Trust's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually but may be paid at other times to maintain the net asset value per share at $1.00.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of
Operations, are amortized or accreted daily.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Trust on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Trust pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Trust, at a rate equal to the
Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Trust during the period. Such interest expense and other custodian fees may be paid with these earnings.

                         CENTENNIAL MONEY MARKET TRUST

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Trust's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                      YEAR ENDED JUNE 30, 2008               YEAR ENDED JUNE 30, 2007
                                    SHARES              AMOUNT             SHARES              AMOUNT
-------------------------------------------------------------------------------------------------------
Sold                        53,292,947,992    $ 53,292,947,992     68,755,016,472    $ 68,755,016,472
Dividends and/or
distributions reinvested       197,940,894         197,940,894        303,071,432         303,071,432
Redeemed                   (69,738,272,814)    (69,738,272,814)   (69,796,818,828)    (69,796,818,828)
                           ----------------------------------------------------------------------------
Net decrease               (16,247,383,928)   $(16,247,383,928)      (738,730,924)   $   (738,730,924)
                           ============================================================================

--------------------------------------------------------------------------------
3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Under the investment advisory agreement, the Trust pays the
Manager a management fee based on the daily net assets of the Trust at an annual rate as shown in the following table:

                FEE SCHEDULE
                -----------------------------
                Up to $250 million      0.500%
                Next $250 million       0.475
                Next $250 million       0.450
                Next $250 million       0.425
                Next $250 million       0.400
                Next $250 million       0.375
                Next $500 million       0.350
                Over $2 billion         0.325

                         CENTENNIAL MONEY MARKET TRUST

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Trust pays the Manager a fee of $1,500 per year for preparing and filing the Trust's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. Shareholder Services, Inc. ("SSI") acts as the transfer and shareholder servicing agent for the Trust. The Trust pays SSI a per account fee.
For the year ended June 30, 2008, the Trust paid $25,637,766 to SSI for services to the Trust.

--------------------------------------------------------------------------------
SERVICE PLAN (12b-1) FEES. The Trust has adopted a Service Plan (the "Plan"). It reimburses Centennial Asset Management Corporation (the "Distributor"), for a
portion of its costs incurred for services provided to accounts that hold shares of the Trust. Reimbursement is made periodically depending on asset size, at an annual rate of up to 0.20% of the average annual net assets of the Trust. The
Distributor currently uses all of those fees (together with significant amounts from the Manager's own resources) to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold shares of the Trust. Fees incurred by the Trust under the Plan are detailed in the Statement of
Operations.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. SSI has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% of average annual net assets of the Trust. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
4. ILLIQUID SECURITIES

As of June 30, 2008, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Trust will not invest more than 10% of its net assets
(determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
5. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board ("FASB") issued
Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE
MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after
November 15, 2007, and interim periods within those fiscal years. As of June 30,
2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

                        CENTENNIAL MONEY MARKET TRUST

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. RECENT ACCOUNTING PRONOUNCEMENTS Continued

In March 2008, FASB issued SFAS No. 161, DISCLOSURES ABOUT DERIVATIVE
INSTRUMENTS AND HEDGING ACTIVITIES. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Trust uses derivative instruments, how these activities are accounted for, and their effect on the Trust's financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Trust's financial statements and related disclosures.

--------------------------------------------------------------------------------
6. SUBSEQUENT EVENT

As of June 30, 2008, A.G. Edwards, a division of Wachovia Securities, LLC, a broker-dealer, held approximately 99.60% of the issued and outstanding shares of the Trust on that date, for the benefit of its clients' accounts. A.G. Edwards has informed the Manager that on August 15, 2008, it intends to redeem shares of the Trust, representing approximately two-thirds of the issued and outstanding shares of the Trust.

                         CENTENNIAL MONEY MARKET TRUST

                                   Appendix A

                      Description of Securities Ratings

Below is a description of the two highest rating categories for Short Term
Debt and Long Term Debt by the "Nationally-Recognized Statistical Rating
Organizations" which the Manager evaluates in purchasing securities on behalf of the Trust.  The ratings descriptions are based on information supplied by the ratings organizations to subscribers.

SHORT TERM DEBT RATINGS.

Moody's Investors Service, Inc.  ("Moody's")

The following rating designations for commercial paper (defined by Moody's as promissory obligations not having original maturity in excess of nine months), are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:

Prime-1: Superior capacity for repayment.  Capacity will normally be evidenced by the following characteristics: (a) leading market positions in well-established industries; (b) high rates of return on funds employed; (c)
conservative capitalization structure with moderate reliance on debt and ample asset protection; (d) broad margins in earning coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Strong capacity for repayment.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.
Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

      Moody's ratings for state and municipal short-term obligations are designated "Moody's Investment Grade" ("MIG"). Short-term notes which have demand features may also be designated as "VMIG."  These rating categories are as follows:

MIG 1/VMIG 1: Denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: Denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

Standard & Poor's Ratings Services, a division of The McGraw-Hill  Companies,
Inc. ("Standard and Poor's")

The following ratings by Standard and Poor's for commercial paper (defined by
Standard and Poor's as debt having an original maturity of no more than 365 days) assess the likelihood of payment:

A-1: Obligation is rated in the highest category. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the obligor's capacity to meet its financial obligation is extremely strong.

A-2: Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

Standard and Poor's ratings for Municipal Notes due in 3 years or less:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Standard and Poor's assigns "dual ratings" to all municipal debt issues that have a demand or double feature as part of their provisions.  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature.  With short-term demand debt, Standard and Poor's note rating symbols are used with the commercial paper symbols (for example, "SP-1+/A-1+").

Fitch, Inc. ("Fitch")

Fitch assigns the following short-term ratings to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes:

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

Dominion Bond Rating Service Limited ("DBRS")
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R-1: Short term debt rated "R-1 (high)" is of the highest credit quality,  and indicates  an entity which  possesses  unquestioned  ability to repay  current liabilities  as they  fall  due.  Entities  rated  in this  category  normally
maintain   strong   liquidity   positions,   conservative   debt   levels  and
profitability  which is both stable and above average.  Companies achieving an
"R-1  (high)"  rating are  normally  leaders in  structurally  sound  industry segments with proven track records,  sustainable  positive  future results and
no  substantial   qualifying  negative  factors.  Given  the  extremely  tough definition  which DBRS has established  for an "R-1 (high)",  few entities are strong enough to achieve this rating.  Short term debt rated "R-1 (middle)" is of  superior  credit  quality  and, in most  cases,  ratings in this  category differ from "R-1 (high)"  credits to only a small degree.  Given the extremely tough  definition  which  DBRS has for the "R-1  (high)"  category  (which few companies  are  able to  achieve),  entities  rated  "R-1  (middle)"  are also considered strong credits which typically  exemplify above average strength in key areas of  consideration  for debt  protection.  Short term debt rated "R-1
(low)" is of  satisfactory  credit quality.  The overall  strength and outlook for key liquidity,  debt and profitability ratios is not normally as favorable
as  with  higher  rating  categories,   but  these  considerations  are  still
respectable.  Any  qualifying  negative  factors  which  exist are  considered manageable,  and the  entity  is  normally  of  sufficient  size to have  some influence in its industry.

R-2:  Short term debt rated  "R-2" is of  adequate  credit  quality and within the three subset grades  (high,  middle,  low),  debt  protection  ranges from having reasonable  ability for timely repayment to a level which is considered only just  adequate.  The  liquidity  and debt ratios of entities in the "R-2"
classification are not as strong as those in the "R-1" category,  and the past and future  trend may suggest  some risk of  maintaining  the  strength of key
ratios  in  these  areas.   Alternative   sources  of  liquidity  support  are
considered  satisfactory;  however,  even the strongest liquidity support will not improve the commercial paper rating of the issuer.  The size of the entity may restrict  its  flexibility,  and its relative  position in the industry is not typically as strong as the "R-1 credit".  Profitability  trends,  past and future,  may be less  favorable,  earnings not as stable,  and there are often negative  qualifying  factors  present  which  could also make the entity more vulnerable to adverse changes in financial and economic conditions.

LONG TERM DEBT RATINGS.

These ratings are relevant for securities purchased by the Trust with a remaining maturity of 397 days or less, or for rating issuers of short-term obligations.

Moody's

Bonds (including municipal bonds) are rated as follows:

Aaa: Judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged."  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Judged to be of high quality by all standards. Together with the "Aaa"
group, they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa" securities.

      Moody's applies numerical modifiers "1", "2" and "3" in its "Aa" rating classification. The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

Standard and Poor's

Bonds (including municipal bonds maturing beyond 3 years) are rated as follows:

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest rated obligations only in small degree. A strong capacity to meet its financial commitment on the obligation is very strong.

Fitch

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

Centennial Money Market Trust

Investment Advisor and Distributor
Centennial Asset Management Corporation
6803 South Tucson Way
Centennial, Colorado 80112

Sub-Distributor
OppenheimerFunds Distributor, Inc.
P.O. Box 5254
Denver, Colorado 80217-5254

Transfer Agent
Shareholder Services, Inc.
P.O. Box 5143
Denver, Colorado 80217-5143
1.800.525.9130

Custodian of Portfolio Securities
Citibank, N.A.
111 Wall Street
New York, New York 10005

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
K&L Gates LLP
70 West Madison Street, Suite 3100
Chicago, Illinois 60602

PX0150.001.1008.rev0509

(1). In  accordance  with Rule 12b-1 of the  Investment  Company Act, the term
"Independent  Trustees"  in this  SAI  refers  to those  Trustees  who are not
"interested  persons"  of the Trust and who do not have any direct or indirect financial  interest in the  operation of the plan or any  agreement  under the plan.